AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JUNE 30, 2017

File No. 333-178600
File No. 811-22648
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  (X)
PRE-EFFECTIVE AMENDMENT NO. ( )
POST-EFFECTIVE AMENDMENT NO. 17 (X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (X)
AMENDMENT NO. 20 (X)

ASPIRIANT TRUST
(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard
Suite 600
Los Angeles, California 90025
(Address of Principal Executive Offices, Zip Code)

(310) 806-4000
(Registrant’s Telephone Number, including Area Code )

Robert J. Francais
Aspirant Trust
11100 Santa Monica Boulevard
Suite 600
Los Angeles, California 90025
(Name and Address of Agent for Service)

Copy to:
W. John McGuire
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, DC 20004

It is proposed that this filing will become effective (check appropriate box):
[X]	Immediately upon filing pursuant to paragraph (b)
[ ]	On (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ASPIRIANT TRUST

PROSPECTUS
July 1, 2017

Aspiriant Risk-Managed Equity Allocation Fund
(formerly Aspiriant Risk-Managed Global Equity Fund)

Advisor Shares (Ticker RMEAX)
Institutional Shares (Ticker RMEIX)

Aspiriant Risk-Managed Municipal Bond Fund
(Ticker RMMBX)

Aspiriant Defensive Allocation Fund
(Ticker RMDFX)

The Aspiriant Risk-Managed Equity Allocation Fund, the Aspiriant Risk-Managed Municipal Bond Fund, and the Aspiriant Defensive Allocation Fund (each, a “Fund”) are series of the Aspiriant Trust (the “Trust”) and are advised by Aspiriant, LLC (the “Adviser”).

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summary	1
Aspiriant Risk-Managed Equity Allocation Fund	1
Aspiriant Risk-Managed Municipal Bond Fund	8
Aspiriant Defensive Allocation Fund	14
Additional Information about Investment Strategies and Related Risks of the Funds	19
Management of the Funds	33
Valuing Shares	36
Purchasing Shares	37
Redeeming Shares	40
Distribution of Fund Shares	42
Shareholder Services Plan	42
Dividends and Distributions	43
Tax Information	43
Financial Highlights	45

FUND SUMMARY
Aspiriant Risk-Managed Equity Allocation Fund

Investment Objective

The Aspiriant Risk-Managed Equity Allocation Fund (the “Fund” or “Equity Allocation Fund”) seeks to achieve long-term capital appreciation while considering federal tax implications of investment decisions.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
	Advisor Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE
Redemption Fee (as percentage of amount redeemed) (on shares held for 90 days or less)	NONE	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Advisor Shares	Institutional Shares
Management Fees(1)	0.24%	0.24%
Distribution (12b-1) Fees	NONE	0.25%
Other Expenses(1)	0.17%	0.17%
Acquired Fund Fees and Expenses(2)	0.18%	0.18%
Total Annual Operating Expenses	0.59%	0.84%
Fee Waiver (3)	(0.08%)	(0.08%)
Total Annual Operating Expenses After Fee Waiver	0.51%	0.76%

(1)	Restated to reflect current fees.
(2)
Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies. Total Annual Operating Expenses and Total Annual Operating Expenses After Fee Waiver in this table may not correlate to the gross and net ratios of expenses to average net assets provided in the Financial Highlights section of this prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)	The Adviser has contractually agreed to waive its advisory fee from 0.24% to 0.16% through June 30, 2018. This arrangement may be terminated only by the Trust’s Board of Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$52	$181	$321	$730
Institutional Shares	$78	$260	$458	$1,030

1

Portfolio Turnover
The Equity Allocation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Equity Allocation Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The types of equity securities the Fund will invest in include common stock, preferred stock, and depositary receipts. The Fund also may invest in securities that provide exposure to equity securities (i.e., rights, warrants, and investment company shares). The Fund will hold a broad and diverse group of equity securities of companies in countries with developed and emerging markets. The Fund may invest in companies of any market capitalization. The adviser and sub-advisers generally will consider selling securities when other securities are identified that may result in a better opportunity.

For a portion of its investments, the Fund may seek to reduce the volatility of its net asset value relative to the MSCI ACWI Index (the “MSCI Index”), with respect to global securities, or to the S&P 500 Index (the “S&P 500” and with the MSCI Index, the “Benchmarks”), with respect to domestic securities, by using a global or domestic low volatility strategy that focuses on lower volatility equities through the use of risk models. The use of risk models refers to the use of a consistent process based on Models and Data (described below) to invest in securities that exhibit below average forecasted risk characteristics in order to achieve market-like returns with less volatility than the relevant Benchmark over a full market cycle.

The Fund also pursues low volatility strategies by investing in other investment companies or pooled investment vehicles (such as open-end and closed-end funds, exchange-traded funds, and private funds) that seek to reduce volatility and achieve market-like returns by investing in equity securities believed to exhibit lower volatility than the relevant Benchmark over a full market cycle. The Fund will bear its pro rata portion of such investment companies’ or pooled investment vehicles’ expenses in addition to its own direct expenses.

In addition, the Fund may use a portion of its assets to seek to reduce volatility relative to the MSCI Index, with respect to global securities, or to the S&P 500 Index, with respect to domestic securities, by using a global or domestic quality strategy that focuses on lower risk and high quality equities. The global quality strategy seeks to provide diversified exposure to high quality global companies, while the domestic quality strategy seeks to provide diversified exposure to high quality U.S. companies. The quality strategy would tilt a portion of the Fund’s portfolio toward stocks that have lower volatility, lower earnings variation, lower leverage, and higher earnings yield versus the MSCI Index for the global quality strategy and the S&P 500 for the domestic quality strategy.

The Fund also pursues a quality strategy by investing in other investment companies or pooled investment vehicles (such as open-end and closed-end funds, exchange-traded funds, and private funds) that seek to reduce volatility by investing in equity securities believed to be of high quality. The Fund will bear its pro rata portion of such investment companies’ or pooled investment vehicles’ expenses in addition to its own direct expenses.

For a portion of its investments, the Fund may invest in other investment companies or pooled investment vehicles (such as open-end and closed-end funds, exchange-traded funds, and private funds) that match a Benchmark depending on the Adviser’s determination of the relative valuation of those Benchmarks. If the Adviser’s forecast of future returns are lower than those projected for either low volatility or quality strategies, the Fund will have a low percentage of its investments in investments that match a Benchmark. If the Adviser’s forecast for future returns are higher than those projected for either low volatility or quality strategies, the Fund will add to those investments that match a Benchmark.

Given the complexity of the investments and strategies of the Equity Allocation Fund, certain of the sub-advisers rely heavily on quantitative models (both proprietary models developed by the sub-adviser and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments by helping to determine the expected returns of securities.

2

In constructing the Fund’s investment portfolio, certain sub-advisers consider federal tax implications when making investment decisions with respect to individual securities to seek to provide a tax advantage. This approach is commonly referred to as a tax-managed approach and aims to limit the effect of federal income tax on investment returns by delaying and minimizing the realization of net capital gains and by maximizing the extent to which any realized net capital gains are long-term in nature. This tax-managed approach may only apply to a portion of the Fund’s portfolio.

Principal Risks

Because the value of your investment in the Equity Allocation Fund will fluctuate, you may lose money and there can be no assurance that the Fund will achieve its investment objective.  Below is a summary of the principal risks of investing in the Fund.

Equity Market Risk: Economic, political, and issuer-specific events will cause the value of securities and, therefore, the value of the Fund’s shares, to rise and fall. Market conditions may affect certain types of securities more than others. As a result, you may lose money on your investment in the Fund and there can be no assurance that the Fund will achieve its investment objective.

Small and Mid-Cap Company Risk: Smaller capitalization companies may be more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell such securities at a desired time or price.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of (i) economic or political actions of foreign governments and/or (ii) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk, which is the possibility that foreign currency will fluctuate in value against the U.S. dollar.

Emerging Markets Risk: Emerging markets involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. These less developed markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Illiquid Investments: The Fund invests primarily in publicly traded securities and does not generally purchase securities that have legal or contractual restrictions on resale or that are illiquid except that certain derivative instruments may be illiquid and the Fund’s investment in an unregistered investment company would be treated as illiquid. In addition, liquid securities purchased by the Fund may become illiquid because of issuer-specific events or changes in market conditions. Illiquid investments are subject to the risk that the Fund will not be able to sell the investments when desired or at favorable prices. The Fund will not purchase an illiquid investment if, as a result, more than 15% of the value of the Fund’s net assets would be so invested.

Investment Style Risk: The risk that securities selected as part of a low volatility strategy and quality strategy may underperform other segments of the equity markets or the equity markets as a whole. Low volatility and quality investing tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities of a different investment style.

Models and Data Risk: When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by a sub-adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Tax-Managed Investment Risk: Market conditions may limit the Fund’s ability to implement its tax-managed approach. For example, market conditions may limit the Fund’s ability to generate tax losses or to generate qualified dividend income, which is generally taxed to noncorporate shareholders at favorable rates. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by legislation or regulation. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before or after consideration of federal income tax consequences as non-tax managed funds.

3

Underlying Fund Risk: The actual cost of investing in a mutual fund that invests in other investment companies and pooled investment vehicles (“Underlying Funds”) may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. The Fund will bear its pro rata portion of the expenses of the Underlying Funds in addition to its own direct expenses. By investing in Underlying Funds, the Fund is subject to the risks associated with the Underlying Funds’ investments. The Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, or otherwise performs poorly, the Fund’s performance could be negatively affected. With respect to an Underlying Fund whose shares trade on an exchange, its shares may trade below their net asset value or at a discount, which may adversely affect the Fund’s performance.

Principal Risks of Underlying Funds
Below is a summary of the principal risks of investing in the Fund as a result of its investments in the Underlying Funds.

Counterparty Risk: Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Derivatives Risk: The use of derivatives by the Underlying Funds can lead to losses because of adverse movements in the price or value of the asset, index, rate, instrument or economic measure underlying a derivative, due to failure of a counterparty, or due to tax or regulatory constraints. In addition, the successful use of derivatives depends in part on the future price fluctuations and the degree of correlation between the underlying securities. Unusual market conditions or the lack of a ready market for any particular derivative at a specific time may reduce the effectiveness of the Underlying Fund’s derivate strategies and, for these and other reasons, the Underlying Fund’s derivative strategies may not reduce the Underlying Fund’s volatility to the extent desired. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Underlying Fund. Derivatives may create economic leverage in the Underlying Fund, which magnifies the Underlying Fund’s exposure to the underlying investment. As a result, the loss on derivative transactions may substantially exceed the initial investment. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. Derivatives that are traded “over the counter” also present credit risk (the risk that the other party to the derivative contract will not fulfill its contractual obligations, whether because of bankruptcy or other default).

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, political, and issuer-specific events will cause the value of securities in which the Underlying Fund invests and, therefore, the value of the Underlying Fund’s shares, to rise and fall. Market conditions may affect certain types of securities more than others. In addition, the stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company. Among these factors are adverse developments regarding the company’s business or management decisions, changes in the industry in which the company is engaged, and a reduction in the demand for a company’s products or services. Because the value of investment in the Underlying Fund will fluctuate, the Fund may lose money and there can be no assurance that the Underlying Fund will achieve its investment objective.

Focused Investment Risk: Investments focused in a limited number of countries, regions, sectors, industries, or issuers (or in sectors within a country or region) that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated. The Underlying Fund invests in the securities of a limited number of issuers, and a decline in the market price of a particular security held by the Underlying Fund may affect the Underlying Fund’s performance more than if the Underlying Fund invested in the securities of a larger number of issuers.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of (i) economic or political actions of foreign governments and/or (ii) less regulated or liquid securities markets. These risks are greater for emerging markets than for more developed foreign markets. Investors holding these securities are also exposed to foreign currency risk, which is the possibility that foreign currency will fluctuate in value against the U.S. dollar.
4

Large Shareholder Risk: To the extent that a large number of shares of the Underlying Fund is held by a single shareholder or a group of shareholders with a common investment strategy, the Underlying Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Underlying Fund shares will require the Underlying Fund to sell securities at disadvantageous prices or otherwise disrupt the Underlying Fund’s operations.

Leverage Risk: Investments in futures contracts, forward contracts, swaps, and other derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Underlying Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Underlying Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Underlying Fund’s exposure to an asset and may cause the Underlying Fund’s net asset value to be volatile. For example, if the adviser or a sub-adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to the Underlying Fund will be magnified; however, if that investment decreases in value, the loss to the Underlying Fund will be magnified. A decline in the Underlying Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Underlying Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests, or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the use of derivative instruments providing enhanced exposure will enable the Underlying Fund to achieve its investment objective.

Liquidity Risk: Illiquid securities may not be able to be sold at a desirable time or at prices approximating the value at which the Underlying Fund is carrying the securities.

Management and Operational Risk: The Underlying Fund runs the risk that investment techniques will fail to produce desired results. The Underlying Fund also runs the risk that the assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong or that deficiencies in adviser’s or another service provider’s internal systems or controls will cause losses for the Underlying Fund or impair Underlying Fund’s operations.

Models and Data Risk: When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Underlying Fund to potential risks. For example, by relying on Models and Data, the Underlying Fund may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by an Underlying Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Political and Economic Risks: The values of securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Short Sale Risk: The risk that the price of a security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security to return it to the lender. The Underlying Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Underlying Fund is unable, for any reason, to close out its short position.

Small and Mid-Cap Company Risk: Smaller capitalization companies may be more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell such securities at a desired time or price.

5

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Equity Allocation Fund’s Advisor Shares. Updated performance information is available at www.aspiriantfunds.com or by calling the Fund at 1-877-997-9971. Performance of the Institutional Shares is not shown because it has not commenced operations. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The bar chart below will show changes in the Fund’s Advisor Shares’ performance from year-to-year.

Calendar Year Total Returns for Advisor Shares*

2016	2015	2014
4.51%	(0.25%)	1.64%

*	Advisor Shares year-to-date total return as of March 31, 2017 was 6.91%.

Best Quarter:	4.68% September 30, 2013
Worst Quarter:	(6.77%) September 30, 2015

The table below shows how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2016)

	1 Year	Since Inception (April 4, 2013)
Advisor Shares
Total Return Before Taxes	4.51%	4.19%
Return After Taxes on Distribution	3.61%	3.79%
Return After Taxes on Distributions and Sale of Fund Shares	2.66%	3.12%
MSCI ACWI (reflects no deduction of fees, expenses or taxes)	7.86%	6.75%

Management

Investment Adviser
Aspiriant, LLC serves as the Equity Allocation Fund’s investment adviser.

Sub-Advisers
Acadian Asset Management LLC (“Acadian”) serves as the sub-adviser for the global low volatility strategy of the Fund. Aperio Group, LLC (“Aperio”) serves as the sub-adviser for the quality strategy of the Fund. Wells Capital Management, Inc. (“WellsCap”) serves as the sub-adviser for the U.S. low volatility strategy of the Fund.

6

Portfolio Managers
John Allen, CFA, CAIA, Chief Investment Officer at the Adviser, David Grecsek, CFA, Managing Director of Investment Strategy & Research at the Adviser, and Marc Castellani, CIMA, Managing Director of Investment Strategy & Research at the Adviser, have co-managed the Fund since October 2015.

Brendan O. Bradley, Ph.D., Senior Vice President, Director of Portfolio Management, and Deputy Chief Investment Officer at Acadian, Ryan D. Taliaferro, Ph.D., Senior Vice President and Portfolio Manager at Acadian, Mark J. Birmingham, CFA, Senior Vice President and Portfolio Manager at Acadian, and Dan M. Le, CFA, Vice President and Associate Portfolio Manager at Acadian, have co-managed the assets of the Fund allocated to Acadian since February 2017.

Ran Leshem, Chief Investment Officer at Aperio, Robert Tymoczko, Director of Portfolio Management at Aperio, and Sandeep Gangadhara, Senior Portfolio Manager and Manager of Portfolio Standards and Process at Aperio, have co-managed the assets of the Fund allocated to Aperio since December 2014.

Harin de Silva, Ph.D., CFA, a President and Portfolio Manager at Analytic Investors, LLC (“Analytic”), a wholly-owned subsidiary of WellsCap, Dennis Bein, CFA, Chief Investment Officer and Portfolio Manager at Analytic, and Ryan Brown, CFA, Portfolio Manager at Analytic, have co-managed the assets of the Fund allocated to WellsCap since November 2016.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day the NYSE is open. Advisor Shares are only available to the Adviser’s clients, the Adviser’s employees (including their spouse, domestic partner, parents, siblings, children, stepchildren, grandparents, grandchildren, parents-in-law and siblings-in-law), current and former owners of the Adviser, members of the Adviser’s board, and members of the Trust’s Board of Trustees (the “Board”). For Institutional Shares, you may purchase or sell shares by written request, telephone, or wire transfer. The minimum initial investment in Institutional Shares of the Fund is $100,000. There is no minimum initial investment for Advisor Shares.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

FUND SUMMARY
Aspiriant Risk-Managed Municipal Bond Fund
Investment Objective
The Aspiriant Risk-Managed Municipal Bond Fund (the “Fund” or “Municipal Bond Fund”) seeks total return on investment through income exempt from regular federal income taxes and through capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	NONE
Maximum Deferred Sales Charge (Load) (as percentage of net asset value)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as percentage of amount redeemed)	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees(1)	0.27%
Distribution (12b-1) Fees	NONE
Other Expenses(1)	0.14%
Acquired Fund Fees and Expenses (2)	0.11%
Total Annual Operating Expenses	0.52%
Fee Waiver (3)	(0.03%)
Total Annual Operating Expenses After Fee Waiver	0.49%

(1)	Restated to reflect current fees.
(2)
Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies. Total Annual Operating Expenses and Total Annual Operating Expenses After Fee Waiver in this table may not correlate to the gross and net ratios of expenses to average net assets provided in the Financial Highlights section of this prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)	The Adviser has contractually agreed to waive its advisory fee from 0.27% to 0.24% through June 30, 2018. This arrangement may be terminated only by the Trust’s Board of Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$164	$288	$650

Portfolio Turnover
The Municipal Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

8

Principal Investment Strategies
To achieve its investment objective, under normal market conditions, the Municipal Bond Fund invests at least 80% of its total assets in municipal securities that pay income that is exempt from regular federal personal income tax. These municipal securities include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities, and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands, and Guam), which may include a focus on the California municipal securities market. The Fund may invest without limit in securities that generate income subject to the federal alternative minimum tax. The Fund may invest in bonds of any maturity and duration.

The Fund may invest significantly in high yield municipal securities, which are securities rated below investment grade (BB/Ba or lower at the time of purchase) or, if unrated, judged to be of comparable quality by the Fund’s sub-advisers. High yield securities are commonly referred to as junk bonds and are considered speculative.

The Fund also invests in investment grade municipal and other securities, preferred securities, taxable municipals, and pooled investment vehicles (such as open-end and closed-end funds, exchange-traded funds, and private funds) that invest primarily in securities of the types in which the Fund may invest directly. In addition, for hedging purposes, the Fund may invest in structured notes and other derivatives such as futures contracts, options on futures contracts, swap agreements (including interest rate swaps, total return swaps and credit default swaps), and options on swap agreements.

The Fund may invest in all types of municipal securities, including general obligation bonds, revenue bonds, and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. The Fund may also invest in municipal forwards, which are contracts to purchase municipal securities for a specified price at a future date later than the normal settlement date.

The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. Holders of inverse floaters are exposed to all of the gains or losses on the underlying municipal bonds, despite the fact that their net cash investment is significantly less than the value of those bonds. This multiplies the positive or negative impact of the underlying bonds’ price movements on the value of the inverse floaters, thereby creating effective leverage. The Fund may invest in inverse floaters that create effective leverage of up to 30% of the Fund’s total investment exposure. The Fund will only invest in inverse floating rate securities whose underlying bonds are rated A or higher.

The sub-advisers use a research-intensive investment process to identify higher-yielding and undervalued municipal bonds that offer above-average total return. The sub-advisers’ allocation within the municipal markets and among non-municipal markets is based on its macroeconomic outlook, relative valuation estimates among the various markets, and tax-adjusted total return estimates among alternative investment opportunities. The sub-advisers may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

The Adviser may change the Fund’s exposures form time-to-time, which in turn results in higher or lower levels of risk. In managing the Fund’s exposures, the Adviser considers a number of economic factors including valuation levels of publicly traded securities. For example, the Fund’s exposure to investment grade securities and high yield securities will vary depending on the market environment. In addition to varying its exposures, the Fund may also hold certain derivative positons intended to increase or decrease the risk of the Fund. For example, the Fund may enter into an interest rate swap designed to increase or decrease its sensitivity to prevailing interest rate levels.

Principal Risks
Because the value of your investment in the Municipal Bond Fund will fluctuate, you may lose money and there can be no assurance that the Fund will achieve its investment objective. Below is a summary of the principal risks of investing in the Fund.

Call Risk: If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

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Credit Risk: Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Because the Fund may significantly invest in high yield securities, the Fund’s credit risks are greater than those of funds that buy only investment grade securities.

Derivatives Risk: The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when, and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. Derivatives that are traded “over the counter” also present credit risk (the risk that the other party to the derivative contract will not fulfill its contractual obligations, whether because of bankruptcy or other default). The loss on derivative transactions may substantially exceed the initial investment.

High Yield Securities Risk: High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid, and have more volatile prices than investment grade securities. Defaulted bonds are speculative and involve substantial risks in addition to the risks of investing in high yield securities that have not defaulted. The Fund generally will not receive interest payments on the defaulted bonds and there is a substantial risk that principal will not be repaid. In any reorganization or liquidation proceeding relating to a defaulted bond, the Fund may lose its entire investment.

Illiquid Investments: The Fund invests primarily in publicly traded securities and does not generally purchase securities that have legal or contractual restrictions on resale or that are illiquid except that certain derivative instruments may be illiquid and the Fund’s investment in certain private investments would be treated as illiquid. In addition, liquid securities purchased by the Fund may become illiquid because of issuer-specific events or changes in market conditions. Illiquid investments are subject to the risk that the Fund will not be able to sell the investments when desired or at favorable prices. The Fund will not purchase an illiquid investment if, as a result, more than 15% of the value of the Fund’s net assets would be so invested.

Income Risk: The Fund’s income could decline during periods of falling interest rates.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Inverse Floaters Risk: The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the Fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Leverage Risk: Investments in futures, swaps, and other derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as purchasing derivative instruments in an effort to increase its returns, it has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Municipal Lease Obligations Risk: Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risks: The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Because the Fund may invest significantly in municipal bonds from California and may invest in municipal bonds from U.S. territories, such as Puerto Rico, the Fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in those locations. California’s credit rating is among the worst of any state in the country and certain municipal bond issuers in Puerto Rico have recently experienced financial difficulties and rating agency downgrades.

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Preferred Securities Risk: Preferred securities are subject to certain of the same risks as debt securities such as credit risk and interest rate risk, as well as special redemption rights, payment deferral, subordination, less liquidity, and limited voting rights.

Tax Risk: Interest from municipal bonds held by the Fund could become subject to regular federal income tax because of, among other things, unfavorable changes in tax laws, adverse interpretations by regulatory authorities, or noncompliant conduct by bond issuers.

Underlying Fund Risk: The actual cost of investing in a mutual fund that invests in other investment companies and pooled investment vehicles may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. The Fund will bear its pro rata portion of the expenses of the underlying funds in addition to its own direct expenses. By investing in underlying funds, the Fund is subject to the risks associated with the underlying funds’ investments. The Fund’s investment performance is directly tied to the performance of the underlying funds and other investments in which the Fund invests. If one or more of the underlying funds fails to meet its investment objective, or otherwise performs poorly, the Fund’s performance could be negatively affected. With respect to an underlying fund whose shares trade on an exchange, its shares may trade below their net asset value or at a discount, which may adversely affect the Fund’s performance.

Zero Coupon Bonds Risk: Zero coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. In addition, while such bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by tax laws.

Performance Information
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance. Updated performance information is available at www.aspiriantfunds.com or by calling the Fund at 1-877-997-9971. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

On July 1, 2015, simultaneous with the commencement of the Fund’s investment operations, the Advanced Capital Intelligence Global Income Opportunities Fund, L.P. (the “Private Fund”), a privately offered investment fund managed by the Adviser with investment policies, objectives, guidelines, and restrictions that were in all material respects equivalent to those of the Fund, converted into the Fund. The performance information shown below prior to July 1, 2015 is that of the Private Fund beginning on August 1, 2008, the Private Fund’s inception date. The performance information for the Private Fund reflects the maximum fees and expenses that could have been charged to the Private Fund. The Private Fund was not registered under the Investment Company Act of 1940 (the “1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Calendar Year Total Returns*

2016	2015	2014	2013	2012	2011	2010	2009
0.38%	3.44%	13.01%	(3.61%)	13.47%	11.99%	2.57%	18.81%

*	Year-to-date total return as of March 31, 2017 was 1.62%.

Best Quarter:	9.57% September 30, 2009
Worst Quarter:	(5.87%) December 31, 2008

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Average Annual Total Returns (for the periods ended December 31, 2016)

	1 Year	5 Years	Since Inception(1)
Aspiriant Risk-Managed Municipal Bond Fund
Total Return Before Taxes	0.38%	5.12%	5.27%
Return After Taxes on Distributions	0.34%	5.11%	5.27%
Return After Taxes on Distributions and Sale of Fund Shares	1.45%	4.21%	4.32%
Bloomberg Barclays Municipal Bond Index (reflects no deduction of fees, expenses or taxes)	0.25%	3.28%	4.60%
Bloomberg Barclays 1-15 Year Municipal Bond Index (reflects no deduction of fees, expenses or taxes)	0.01%	2.54%	4.02%

(1)	Since inception of the Private Fund on August 1, 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser
Aspiriant, LLC serves as the Municipal Bond Fund’s investment adviser.

Sub-Advisers
Nuveen Asset Management, LLC (“Nuveen”) and WellsCap serve as the Municipal Bond Fund’s sub-advisers.

Portfolio Managers

John Allen, CFA, CAIA, Chief Investment Officer at the Adviser, David Grecsek, CFA, Managing Director of Investment Strategy & Research at the Adviser, and Marc Castellani, CIMA, Managing Director of Investment Strategy & Research at the Adviser, have co-managed the Fund since October 2015.

John V. Miller, CFA, Managing Director and Co-Head of Fixed Income at Nuveen, Paul L. Brennan, CFA, Senior Vice President and Portfolio Manager at Nuveen, and Douglas M. Baker, CFA, Senior Vice President and Portfolio Manager at Nuveen have co-managed the assets of the Fund since July 2015.

Lyle Fitterer, CFA, CPA, Senior Portfolio Manager, Managing Director, Head of Tax-Exempt Fixed Income at WellsCap, and Robert Miller, Senior Portfolio Manager, Tax-Exempt Fixed Income at WellsCap, have co-managed the assets of the Fund since May 2016.

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day. Shares of the Fund are only available to the Adviser’s clients, the Adviser’s employees (including their spouse, domestic partner, parents, siblings, children, stepchildren, grandparents, grandchildren, parents-in-law and siblings-in-law), current and former owners of the Adviser, members of the Adviser’s board, and members of the Board. There is no minimum initial or subsequent investment amount.

Tax Information
The Fund intends to make distributions that are primarily exempt from regular federal income tax. All or a portion of the Fund’s distributions, however, may be subject to such tax, the federal alternative minimum tax, and/or state and local taxes.

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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY
Aspiriant Defensive Allocation Fund

Investment Objective
The Aspiriant Defensive Allocation Fund (the “Fund” or “Defensive Allocation Fund”) seeks to achieve long-term investment returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	NONE
Maximum Deferred Sales Charge (Load) (as percentage of net asset value)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as percentage of amount redeemed)	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.10%
Distribution (12b-1) Fees	NONE
Other Expenses(1)	0.16%
Acquired Fund Fees and Expenses(1)(2)	0.93%
Total Annual Operating Expenses	1.19%

(1)	Based on estimated expenses for the current fiscal year.
(2)
Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies. Total Annual Operating Expenses in this table may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights section of this prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$121	$378	$654	$1,443

Portfolio Turnover
The Defensive Allocation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies
The Defensive Allocation Fund is a “fund-of-funds” that seeks to provide an investment return that has lower volatility than traditional asset classes (i.e., public equity and investment grade bonds) by combining several non-traditional or alternative asset class exposures, including investments that focus on a specialized asset class such as long-short strategies. Non-traditional or alternative asset classes have tended over time to have a lower correlation with the broad U.S. stock and bond markets. The Fund allocates its assets among a variety of non-traditional or alternative asset classes so as to capture diversifying returns from these non-traditional or alternative sources. The Defensive Allocation Fund invests primarily in underlying funds (the “Underlying Funds”) and may, to a limited extent, invest in separately managed accounts, which are private portfolios of securities for individual accounts.
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The Fund intends to allocate its assets among a range of investment strategies. At any point in time, the Fund’s exposures may include global equities, global fixed income, market neutral, global macro, managed futures, relative value, long/short equity, long/short debt, merger arbitrage, convertible arbitrage, security arbitrage, managed futures and other non-traditional strategies. In selecting Underlying Funds and asset class exposures, the Adviser will take asset diversification and potential volatility of return into account. The Underlying Funds include, among others, unaffiliated mutual funds, unaffiliated exchange traded funds, and unaffiliated limited partnerships, including hedge funds. At any time, investments in hedge funds will not exceed 15% of the Fund’s net assets. The Underlying Funds may invest in derivatives (e.g., futures, forwards, options, swaps or swaptions). A derivative is a contract whose value is based on performance of an underlying financial asset, index, rate, instrument or economic measure.

Principal Risks
Because the value of your investment in the Defensive Allocation Fund will fluctuate, you may lose money and there can be no assurance that the Fund will achieve its investment objective. Below is a summary of the principal risks of investing in the Fund as a result of its direct investments.

Asset Allocation Risk: The Fund is subject to different levels and combinations of risks, based on its actual allocation among the various asset classes and Underlying Funds. The Fund will be exposed to risks of the Underlying Funds in which it invests, as well as to stock markets and bond markets, amongst other financial markets. To the extent the Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes, as well as specific market sectors within a broader asset class, the Fund will be exposed to the increased risk associated with those asset classes. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it at any point in time.

Sector Risk: At times, the Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Underlying Fund Risk: The actual cost of investing in a mutual fund that invests in other investment companies and pooled investment vehicles may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. The Fund will bear its pro rata portion of the expenses of the Underlying Funds in addition to its own direct expenses. By investing in Underlying Funds, the Fund is subject to the risks associated with the Underlying Funds’ investments. The Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, or otherwise performs poorly, the Fund’s performance could be negatively affected. With respect to an Underlying Fund whose shares trade on an exchange, its shares may trade below their net asset value or at a discount, which may adversely affect the Fund’s performance.

Principal Risks of Underlying Funds
Below is a summary of the principal risks of investing in the Fund as a result of its investments in the Underlying Funds.

Alternative Strategies Risk: The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile traditional and alternative asset classes (e.g., equities, fixed income, currencies and commodities). To the extent the Fund invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value. In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments. Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments.

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Commodity Risk: The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

Counterparty Risk: Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Credit Risk: A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. High yield bonds (“junk bonds”) may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

Derivatives Risk: The use of derivatives by the Underlying Funds can lead to losses because of adverse movements in the price or value of the asset, index, rate, instrument or economic measure underlying a derivative, due to failure of a counterparty, or due to tax or regulatory constraints. In addition, the successful use of derivatives depends in part on the future price fluctuations and the degree of correlation between the underlying securities. Unusual market conditions or the lack of a ready market for any particular derivative at a specific time may reduce the effectiveness of the Underlying Fund’s derivate strategies and, for these and other reasons, the Underlying Fund’s derivative strategies may not reduce the Underlying Fund’s volatility to the extent desired. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Underlying Fund. Derivatives may create economic leverage in the Underlying Fund, which magnifies the Underlying Fund’s exposure to the underlying investment. As a result, the loss on derivative transactions may substantially exceed the initial investment. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. Derivatives that are traded “over the counter” also present credit risk (the risk that the other party to the derivative contract will not fulfill its contractual obligations, whether because of bankruptcy or other default).

Floating Rate Loan Risk: Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, a floating rate loan may not be fully collateralized, which may cause the floating rate loan to decline significantly in value. Floating rate loans issued by banks may be subject to extended trade settlement periods longer than seven days, which may delay the Fund’s ability to pay redemption proceeds during a period of high volume shareholder redemptions. Such loans may not be considered securities and, therefore, may not be afforded the protections of the federal securities laws.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of (i) economic or political actions of foreign governments and/or (ii) less regulated or liquid securities markets. These risks are greater for emerging markets than for more developed foreign markets. Investors holding these securities are also exposed to foreign currency risk, which is the possibility that foreign currency will fluctuate in value against the U.S. dollar.

Liquidity Risk: Illiquid securities may not be able to be sold at a desirable time or at prices approximating the value at which the Underlying Fund is carrying the securities.

Market Risk: Investor uncertainty can lead to deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which an Underlying Fund invests.

REIT and Real Estate Risk: Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

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Short Sale Risk: The risk that the price of a security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security to return it to the lender. The Underlying Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Underlying Fund is unable, for any reason, to close out its short position.

Small and Mid-Cap Company Risk: Smaller capitalization companies may be more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell such securities at a desired time or price.

Performance Information

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance. Updated performance information is available at www.aspiriantfunds.com or by calling the Fund at 1-877-997-9971. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns *

2016
1.36%

*	Year-to-date total return as of March 31, 2017 was 2.89%.

Best Quarter:	1.71% September 30, 2016
Worst Quarter:	(0.80%) March 31, 2016

The table below shows how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2016)

	1 Year	Since Inception (December 14, 2015)
Advisor Shares
Total Return Before Taxes	1.36%	1.39%
Return After Taxes on Distribution	1.00%	1.05%
Return After Taxes on Distributions and Sale of Fund Shares	0.91%	0.98%
HFRI Fund of Funds Composite Index (reflects no deduction of fees, expenses or taxes)	0.48%	(0.03%)

Management

Investment Adviser
Aspiriant, LLC serves as the Defensive Allocation Fund’s investment adviser.

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Portfolio Managers
John Allen, CFA, CAIA, Chief Investment Officer at the Adviser, David Grecsek, CFA, Managing Director of Investment Strategy & Research at the Adviser, and Marc Castellani, CIMA, Managing Director of Investment Strategy & Research at the Adviser, have co-managed the Fund since December 2015.

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day. Shares of the Fund are only available to the Adviser’s clients, the Adviser’s employees (including their spouse, domestic partner, parents, siblings, children, stepchildren, grandparents, grandchildren, parents-in-law and siblings-in-law), current and former owners of the Adviser, members of the Adviser’s board, and members of the Board. There is no minimum initial or subsequent investment amount.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND
 RELATED RISKS OF THE FUNDS

General

To help you better understand the Funds, this section provides a detailed discussion of each Fund’s principal investment strategies and the related risks. A description of the Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Fund’s SAI.

Investment Objective

The investment objective of the Equity Allocation Fund is to achieve long-term capital appreciation while considering federal tax implications of investment decisions. The Municipal Bond Fund seeks total return on investment through income exempt from regular federal income taxes and through capital appreciation. The Defensive Allocation Fund seeks to achieve long-term investment returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes. Each Fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Aspiriant Risk-Managed Equity Allocation Fund

The Adviser intends to implement the Equity Allocation Fund’s strategies by hiring one or more sub-advisers to focus on specific aspects of the Fund’s strategies. Acadian is responsible for the Fund’s global low volatility strategy. Aperio is responsible for the Fund’s quality strategy. WellsCap is responsible for the Fund’s U.S. low volatility strategy.

Under normal conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The types of equity securities the Fund will invest in include common stock, preferred stock, and depositary receipts. The Fund may also invest in securities that provide exposure to equity securities (i.e., rights, warrants, and investment company shares). The Fund will hold a broad and diverse group of equity securities of companies in countries with developed and emerging markets.

For a portion of its assets, the Fund may seek to reduce the volatility of its net asset value relative to the MSCI Index (a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets) with respect to global securities, or to the S&P 500 Index (the “S&P 500” and together with the MSCI Index, the “Benchmarks”), with respect to domestic securities, by using a global or domestic low volatility strategy that focuses on lower volatility equities through the use of risk models. The use of risk models refers to the use of a consistent process based on Models and Data (described below) to invest in securities that exhibit below average forecasted risk characteristics in order to achieve market-like returns with less volatility than the relevant Benchmark over a full market cycle.

The Fund also pursues low volatility strategies by investing in other investment companies or pooled investment vehicles (such as open-end and closed-end funds, exchange-traded funds, and private funds) that seek to reduce volatility and achieve market-like returns by investing in equity securities believed to exhibit lower volatility than the relevant Benchmark over a full market cycle. The Fund will bear its pro rata portion of such investment companies’ or pooled investment vehicles’ expenses in addition to its own direct expenses.

In addition, the Fund may use a portion of its assets to seek to reduce volatility relative to the MSCI Index, with respect to global securities, or to the S&P 500, with respect to domestic securities, by using a global or domestic quality strategy that focuses on lower risk and high quality equities. The global quality strategy seeks to provide diversified exposure to high quality global companies, while the domestic quality strategy seeks to provide diversified exposure to high quality U.S. companies. The quality strategy would tilt a portion of the Fund’s portfolio toward stocks that have lower volatility, lower earnings variation, lower leverage, and higher earnings yield versus the MSCI Index for the global quality strategy and the S&P 500 for the domestic quality strategy.

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The Fund also pursues a quality strategy by investing in other investment companies or pooled investment vehicles that seek to reduce volatility by investing in equity securities believed to be of high quality. The Fund will bear its pro rata portion of such investment companies’ or pooled investment vehicles’ expenses in addition to its own direct expenses.

For a portion of its investments, the Fund may invest in other investment companies or pooled investment vehicles (such as open-end and closed-end funds, exchange-traded funds, and private funds) that match a Benchmark depending on the Adviser’s determination of the relative valuation of those Benchmarks. If the Adviser’s forecast of future returns are lower than those projected for either low volatility or quality strategies, the Fund will have a low percentage of its investments in investments that match a Benchmark. If the Adviser’s forecast for future returns are higher than those projected for either low volatility or quality strategies, the Fund will add to those investments that match a Benchmark.

Given the complexity of the investments and strategies of the Fund, certain of the sub-advisers rely heavily on quantitative models (both proprietary models developed by the sub-adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments by helping to determine the expected returns of securities.

In constructing the Fund’s investment portfolio, certain sub-advisers consider federal tax implications when making investment decisions with respect to individual securities to seek to provide a tax advantage. When consistent with the Fund’s investment policies, the Adviser and sub-advisers will buy and sell securities for the portfolio considering the goals of: (i) delaying and minimizing the realization of net capital gains (e.g., selling stocks with capital losses to offset gains, realized or anticipated); and (ii) maximizing the extent to which any realized net capital gains are long-term in nature (i.e., taxable to individuals at lower capital gains tax rates). This tax-managed approach may only apply to a portion of the Fund’s portfolio.

Aspiriant Risk-Managed Municipal Bond Fund

To achieve its investment objective, under normal market conditions, the Fund invests at least 80% of its total assets in municipal securities that pay income that is exempt from regular federal personal income tax. These municipal securities include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities, and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands, and Guam), which may include a focus on the California municipal securities market. The Fund may invest without limit in securities that generate income subject to the federal alternative minimum tax.

The Fund may invest significantly in high yield municipal securities, which are securities rated below investment grade (BB/Ba or lower at the time of purchase) or, if unrated, judged to be of comparable quality by the sub-advisers. Below investment grade securities are commonly referred to as junk bonds and are considered speculative.

The Fund also may invest in investment grade municipal and other securities, preferred securities, taxable municipals, and pooled investment vehicles that invest primarily in securities of the types in which the Fund may invest directly. In addition, for hedging purposes, the Fund may invest in structured notes and other derivatives such as futures contracts, options on futures contracts, swap agreements (including interest rate swaps, total return swaps and credit default swaps), and options on swap agreements. A structured note is a debt obligation that contains an embedded derivative component with characteristics that adjust the security’s risk/return profile. The return performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund may use these derivatives in an attempt to manage market risk, credit risk, and yield curve risk and to manage the effective maturity or duration of securities in the Fund’s portfolio.

Municipal Securities. The Fund may invest in all types of municipal securities, including general obligation bonds, revenue bonds, and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. The municipal securities in which the Fund invests may have variable, floating, or fixed interest rates.

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States, local governments, municipalities, and other issuing authorities issue municipal securities to raise money for various public purposes such as building public facilities, refinancing outstanding obligations, and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source. Certain municipal bonds represent lease obligations, which carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. To reduce this risk, the Fund will, in making purchase decisions, take into consideration the issuer’s incentive to continue making appropriations until maturity.

In evaluating municipal bonds of different credit qualities or maturities, the sub-advisers take into account the size of yield spreads. Yield spread is the additional return the Fund may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the Fund may buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, the sub-advisers evaluate the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the Fund adequately for the additional interest rate risk the Fund must assume, the Fund may buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, the Fund may buy more bonds from issuers in that industry.

The sub-advisers use a research-intensive investment process to identify higher-yielding and undervalued municipal securities that offer above-average total return. The sub-advisers’ allocation within the municipal markets and among non-municipal markets is based on its macroeconomic outlook, relative valuation estimates among the various markets, and tax-adjusted total return estimates among alternative investment opportunities. The sub-advisers may choose to sell municipal securities with deteriorating credit or limited upside potential compared to other available securities.

The Fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. Municipal forwards pay higher interest rates after settlement than standard bonds to compensate the buyer for bearing market risk, but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if the Fund knows that a bond will, or is likely to, be called or mature on a specific future date, the Fund may buy a forward settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate.

Inverse Floaters. The Fund may invest up to 15% of its net assets in inverse floaters issued in tender option bond (“TOB”) transactions. In a TOB transaction, one or more highly-rated municipal bonds are deposited into a special purpose trust that issues floating rate securities (“floaters”) to outside parties and inverse floaters to long-term investors like the Fund. The floaters pay interest at a rate that is reset periodically (generally weekly) to reflect current short-term tax-exempt interest rates. Holders of the floaters have the right to tender such securities back to the TOB trust for par plus accrued interest (the “put option”), typically on seven days’ notice. Holders of the floaters are paid from the proceeds of a successful remarketing of the floaters or by a liquidity provider in the event of a failed remarketing. The inverse floaters pay interest at a rate equal to (a) the interest accrued on the underlying bonds, minus (b) the sum of the interest payable on the floaters and fees payable in connection with the TOB. Thus, the interest payments on the inverse floaters will vary inversely with the short-term rates paid on the floaters. Holders of the inverse floaters typically have the right to simultaneously (a) cause the holders of the floaters to tender those floaters to the TOB trust at par plus accrued interest and (b) purchase the municipal bonds from the TOB trust.

Because holders of the floaters have the right to tender their securities to the TOB trust at par plus accrued interest, holders of the inverse floaters are exposed to all of the gains or losses on the underlying municipal bonds, despite the fact that their net cash investment is significantly less than the value of those bonds. This multiplies the positive or negative impact of the underlying bonds’ price movements on the value of the inverse floaters, thereby creating effective leverage. The effective leverage created by any TOB transaction depends on the value of the securities deposited in the TOB trust relative to the value of the floaters it issues. The higher the percentage of the TOB trust’s total value represented by the floaters, the greater the effective leverage. For example, if municipal bonds worth $100 are deposited in a TOB trust and the TOB trust issues floaters worth $75 and inverse floaters worth $25, the TOB trust will have a leverage ratio of 3:1 and the inverse floaters will exhibit price movements at a rate that is four times that of the underlying bonds deposited into the trust. If that same TOB trust were to issue only $50 of floaters, the leverage ratio would be 1:1 and the inverse floaters would exhibit price movements at a rate that is only two times that of the underlying bonds.

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The Fund may invest in inverse floaters that create effective leverage of up to 30% of the Fund’s total investment exposure. For purposes of this calculation, the Fund’s total investment exposure includes not only the inverse floaters owned by the Fund but also the assets attributable to the floaters issued by the related TOB trust. As an illustration, assume that a hypothetical fund with $80 of assets invests in the inverse floaters issued by a TOB trust with $30 of underlying municipal bonds and a 2:1 leverage ratio (i.e., the trust has issued $20 of floaters and $10 of inverse floaters). The fund’s effective leverage amount (the $20 of floaters outstanding) would be equal to 20% of its total $100 investment exposure ($80 of original assets plus the $20 in floaters to which the fund is now exposed).

Short-Term Investments. Under normal market conditions, the Fund may invest up to 20% of its net assets in short-term investments, such as short-term, high quality municipal bonds, or tax-exempt money market funds. The Fund may invest in short term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields.

Risk Management. The Adviser may change the Fund’s exposures form time-to-time, which in turn results in higher or lower levels of risk. In managing the Fund’s exposures, the Adviser considers a number of economic factors including valuation levels of publicly traded securities. For example, the Fund’s exposure to investment grade securities and high yield securities will vary depending on the market environment. In addition to varying its exposures, the Fund may also hold certain derivative positons intended to increase or decrease the risk of the Fund. For example, the Fund may enter into an interest rate swap designed to increase or decrease its sensitivity to prevailing interest rate levels.

Aspiriant Defensive Allocation Fund

The Defensive Allocation Fund is a “fund-of-funds” that seeks to achieve its investment objective by investing primarily in underlying funds (the “Underlying Funds”) and may, to a limited extent, invest in separately managed accounts, which are private portfolios of securities for individual accounts. The Fund seeks to provide a return that has lower volatility than traditional asset classes (i.e., public equity and investment grade bonds) by combining several non-traditional or alternative asset class exposures, including investments that focus on a specialized asset class (e.g., long-short strategies). Non-traditional or alternative asset classes have tended over time to have a lower correlation with the broad U.S. stock and bond markets.

The Fund allocates its assets among a variety of non-traditional or alternative asset classes so as to capture diversifying returns from these non-traditional or alternative sources. The Fund’s non-traditional and alternative asset class exposures include the strategies listed below, and other non-traditional strategies. In selecting Underlying Funds and asset class exposures, the Adviser will take asset diversification and potential volatility of return into account. The Underlying Funds include, among others, unaffiliated mutual funds, unaffiliated exchange traded funds and unaffiliated limited partnerships, including hedge funds. At any time, investments in hedge funds will not exceed 15% of the Fund’s net assets. The Underlying Funds may invest in derivatives (e.g., futures, forwards, options, swaps or swaptions). A derivative is a contract whose value is based on performance of an underlying financial asset, index, rate, instrument or economic measure.

Conservative Allocation strategies seek to preserve an investment portfolio’s value by allocating a higher percentage of the portfolio in lower risk securities such as fixed income, money market securities, and cash.

Market Neutral strategies are designed to exploit equity market inefficiencies, which involve being simultaneously invested in long and short matched equity portfolios generally of the same size, usually in the same market and attempts to achieve capital appreciation.

Global Macro strategies involve taking long and/or short positions on the basis of macroeconomic and political forecasts. Managers typically express their views by investing in the futures and forwards markets, but can also hold positions in the cash equities and fixed income markets.

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Relative Value strategies combine a variety of different strategies used with a broad array of securities. The strategy involves purchasing a security that is expected to appreciate, while simultaneously selling short a related security that is expected to depreciate. Related securities can be the stock and bond of a specific company; the stocks of two different companies in the same sector; or two bonds issued by the same company with different maturity dates and/or coupons.

Long/Short Equity strategies employ long and short trading in common stock and preferred stock of U.S. and foreign issuers and attempt to achieve capital appreciation.

Long/Short Debt strategies are designed to take advantage of perceived discrepancies in market prices related to credit assessments of individual issues and sectors by taking long and/or short positions in cash debt and debt-related securities, which may include corporate debt, sovereign debt, credit derivatives, bank loans, common and preferred stock, options and futures contracts, privately negotiated options, shares of investment companies, bonds, credit derivatives and other financial instruments.

Merger Arbitrage strategies typically involve buying and selling securities in companies being acquired or involved in a merger transaction. Generally, the investor will take “long” positions in the target company and “short” the acquiring company to lock in the spread between the two valuations. The investor may use leverage to enhance potential returns.

Convertible Arbitrage strategies typically involve buying “long” convertible debt or preferred equity instrument and selling “short” the related stock. The complex pricing relationship of convertibles allows for arbitrage managers to exploit the pricing inefficiencies between such securities.

Security Arbitrage strategies typically involve a simultaneous purchase and sale of a security in order to profit from a difference in the price.

Managed Futures strategies use systematic (e.g., trend-following) and/or other technical trading strategies in the futures and forward markets. Managed futures returns have historically displayed lower correlations to traditional asset classes.

The Fund’s investment team employs a fund-of-funds approach categorized by first-hand due diligence that includes detailed evaluation of investment vehicles and their investment managers to determine their suitability to provide exposure to a chosen asset class. On-going due diligence is a key element of the investment team’s process and includes monitoring factors such as consistent adherence to the investment process, style drift (explicit or implicit change in investment strategies or goals), strategy capacity (the ability to implement the investment strategy as assets grow) and the manager’s commitment to the fund, along with other factors such as market conditions. The investment team develops its strategic asset class allocation views across a broad range of asset classes based on its continuing analysis of global financial markets and macro-economic conditions.

Principal Investment Strategies Common to All Funds

Other Investment Companies and Pooled Investment Vehicles. The Funds may invest in securities of other investment companies, including open-end and closed-end funds and exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Fund may invest directly. Such investments may include investment companies managed by the sub-advisers or their affiliates. In addition, the Fund may invest a portion of its assets in other types of pooled investment vehicles that invest primarily in securities of the types in which the Fund may invest directly. ETFs and closed-end funds trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s advisory and other fees with respect to assets so invested. Shareholders would, therefore, be subject to duplicative expenses to the extent the Fund invests in other pooled investment vehicles. With respect to assets of the Fund invested in investment companies managed by the sub-advisers or their affiliates, however, the Fund will not be charged the amount of the sub-advisers’ fees on those assets. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. Securities of other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

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Illiquid Securities. Each Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are securities that the Fund cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund carries the securities. These securities include restricted securities and repurchase agreements maturing in more than seven days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser or sub-advisers.

Temporary Defensive Positions. During periods of adverse market or economic conditions, each Fund may temporarily invest a substantial portion of its assets in cash equivalents, high quality fixed-income securities and money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing, and, therefore, may not achieve its stated investment objective with its usual investment strategies. The Funds may also hold these investments for liquidity purposes.

Principal Risks

The principal risks of investing in the Funds (F) are discussed below. As a result of investing in Underlying Funds, the Funds may also be subject to the principal risks of the Underlying Funds (UF) described below. The absence of an “F” or “UF” indicates that the risk does not apply to that Fund. The value of a Fund’s investments may increase or decrease, sometimes dramatically, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in a Fund, and there can be no assurance that a Fund will achieve its investment objective.

Risk	Equity Allocation Fund	Municipal Bond Fund	Defensive Allocation Fund
Alternative Strategies Risk			UF
Asset Allocation Risk			F
Call Risk		F	UF
Commodity Risk			UF
Counterparty Risk	UF		UF
Covered Calls and Equity Collars			UF
Credit Risk		F	UF
Derivatives Risk	UF	F	UF
Emerging Markets Risk	F		UF
Equity Market Risk	F, UF		UF
Equity Swaps			UF
Floating Rate Loan Risk			UF
Focused Investment Risk	UF
Foreign Securities and Currencies Risk	F, UF		UF
Forward Foreign Currency Exchange Contracts	F		UF
Futures Contracts		F	UF
High Yield Securities Risk		F	UF
Illiquid Investments Risk	F	F
Income Risk		F	UF
Interest Rate Risk		F	UF
Inverse Floaters Risk		F	UF
Investment Style Risk	F
Large Shareholder	UF
Leverage Risk	UF	F	UF
Liquidity Risk	UF		UF

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Risk	Equity Allocation Fund	Municipal Bond Fund	Defensive Allocation Fund
Market Risk	F	F	UF
Management and Operational Risk	UF
Models and Data Risk	F, UF		UF
Municipal Lease Obligations Risk		F
Options on Securities, Indexes and Currencies			UF
Political and Economic Risks	UF	F	UF
Preferred Securities Risk		F	UF
REIT and Real Estate Risk	F		UF
Sector Risk			F
Short Sales	UF		UF
Small and Mid-Cap Company Risk	F, UF		UF
Tax-Managed Investment Risk	F		UF
Tax Risk		F	UF
Underlying Fund Risk	F	F	F
Value Investing Risk			UF
Zero Coupon Bonds Risk		F	UF

Alternative Strategies Risk: The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile traditional and alternative asset classes (e.g., equities, fixed income, currencies and commodities). To the extent the Fund invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value. In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments. Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments.

Asset Allocation Risk: The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. The Fund will be exposed to risks of the Underlying Funds in which it invests. A Fund-of-Funds will be affected by stock and bond market risks, among others. To the extent the Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g., long-short strategies)), as well as specific market sectors within a broader asset class, the Fund will be exposed to the increased risk associated with those asset classes. The potential impact of the risks related to an asset class depends on the size of the Funds’ investment allocation to it.

Call Risk: Debt securities are subject to call risk. Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Commodity Risk: The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

Counterparty Risk: Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Covered Calls and Equity Collars: With respect to call options on individual equity securities, while the Fund generally will write only covered call options, it may sell the instrument underlying a call option prior to entering into a closing purchase transaction on up to 10% of the Fund’s net assets, provided that such sale will not occur more than three days prior to the option buy back. In an equity collar, the Fund simultaneously writes a call option and purchases a put option on the same instrument. With respect to call options on equity indexes, the holdings of individual securities underlying the index is deemed by the investment adviser to be covering the call option sold. The Fund may invest in uncovered call options when the security has been sold before the option expires.

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Credit Risk: Credit risk is the risk that an issuer of a debt security held by the Fund may be unable or unwilling to make interest and principal payments and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Debt securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The credit rating of a debt security may be lowered if the issuer suffers adverse changes in its financial condition, which can lead to greater volatility in the price of the security and in shares of the Fund, and can also affect the bond’s liquidity and make it more difficult for the Fund to sell. When the Fund purchases unrated securities, it will depend on the sub-advisers’ analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

Derivatives Risk: Derivatives are securities whose value is derived from that of other securities or indices. Derivatives typically allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. When the Fund uses derivatives, the Fund will be directly exposed to the risks of that derivative including liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the portfolio could lose more than the principal amount invested. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Emerging Markets Risk: Emerging markets involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. In addition, frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, political, and issuer-specific events will cause the value of securities in which the Fund invests and, therefore, the value of the Fund’s shares, to rise and fall. Market conditions may affect certain types of securities more than others. In addition, the stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company. Among these factors are adverse developments regarding the company’s business or management decisions, changes in the industry in which the company is engaged, and a reduction in the demand for a company’s products or services. Because the value of your investment in the Fund will fluctuate, you may lose money and there can be no assurance that the Fund will achieve its investment objective.

Equity Swaps: Equity swaps involve the exchange by the Fund with another party of their respective returns as calculated on a notional amount of an equity index (such as the S&P 500), basket of equity securities, or individual equity security. The success of swap agreements is dependent on the investment adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Other risks include liquidity and counterparty risk.

Floating Rate Loan Risk: Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, a floating rate loan may not be fully collateralized, which may cause the floating rate loan to decline significantly in value. Floating rate loans issued by banks may be subject to extended trade settlement periods longer than seven days, which may delay the Fund’s ability to pay redemption proceeds during a period of high volume shareholder redemptions. Such loans may not be considered securities and, therefore, may not be afforded the protections of the federal securities laws.

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Focused Investment Risk: Investments focused in a limited number of countries, regions, sectors, industries, or issuers (or in sectors within a country or region) that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated. The Fund invests in the securities of a limited number of issuers, and a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

Foreign Securities and Currencies Risk: Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies. These risks may relate to fluctuations in foreign currency exchange rates, unreliable and untimely information about issuers, and political and economic instability. Foreign security prices are affected by political, social, economic, and other conditions that are unique to a particular country or region. These conditions may relate to the existence of less publicly available information, inferior regulatory oversight (for example, less demanding accounting, auditing, corporate governance, investor relations, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for comparable U.S. investments and, at times, it may be difficult to sell foreign securities at favorable prices. Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency itself in connection with its purchases and sales of foreign securities, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars. The Fund does not hedge foreign currency risk.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. They are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forwards. As a result, available information may not be complete.

Futures Contracts: Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures contracts involve substantial leverage risk. The Fund also is authorized to purchase or sell call and put options on futures contracts. The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

High Yield Securities Risk: High yield securities are rated below-investment grade and usually offer higher yields than investment grade securities, but also involve more risk. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, and they generally have more volatile prices and carry more risk to principal. In addition, liquidity risk is greater for high yield securities than for investment grade securities.

Defaulted bonds are speculative and involve substantial risks in addition to the risks of investing in high yield securities that have not defaulted. The Fund generally will not receive interest payments on the defaulted bonds and there is a substantial risk that principal will not be repaid. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a defaulted bond, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted bonds and any securities received in exchange for defaulted bonds may be subject to restrictions on resale.

Illiquid Investments: Illiquid securities involve the risk that the securities will not be able to be sold at the time the Adviser desires or at prices approximating the value at which the Fund is carrying the securities. If, as a result of changes in the values of securities held by the Fund, the value of holdings by the Fund of illiquid securities exceeds 15% of the value of the Fund’s net assets, the Adviser will take appropriate actions to reduce the Fund’s holdings of illiquid securities to 15% of the value of the Fund’s net assets as soon as reasonably practicable, in a manner consistent with prudent management and the interests of the Fund.

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Income Risk: The Fund’s income could decline in a falling interest rate environment because the Fund generally will have to invest the proceeds from sales of its shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called), in lower-yielding securities.

Interest Rate Risk: Debt securities held by the Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Longer-term debt securities are generally more sensitive to interest rate changes. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Interest rate risk may be increased by the Fund’s investment in inverse floaters and forward commitments because of the leveraged nature of these investments.

Inverse Floaters Risk: The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, the value of an inverse floater will increase and decrease to a significantly greater extent than the values of the TOB trust’s underlying municipal bonds in response to changes in market interest rates or credit quality. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate municipal bond, including, in the case of recourse inverse floaters (discussed below), the risk that the Fund may lose more than its original principal investment.

Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The greater the amount of floaters sold by a TOB trust relative to the inverse floaters (i.e., the greater the effective leverage of the inverse floaters), the more volatile the distributions on the inverse floaters will be. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

The Fund may invest in recourse inverse floaters. With such an investment, the Fund will be required to reimburse the liquidity provider of a TOB trust for any shortfall between the outstanding amount of any floaters and the value of the municipal bonds in the TOB trust in the event the floaters cannot be successfully remarketed, which could cause the Fund to lose money in excess of its investment.

A TOB trust may be terminated without the Fund’s consent upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the securities in the trust. If that happens, the floaters will be redeemed at par (plus accrued interest) out of the proceeds from the sale of securities in the TOB trust, and the Fund will be entitled to the remaining proceeds, if any. Thus, if there is a decrease in the value of the securities held in the TOB trust, the Fund may lose some or all of the principal amount of its investment in the inverse floaters. As noted above, in the case of recourse inverse floaters, the Fund could lose money in excess of its investment.

Investment Style Risk: The risk that securities selected as part of a low volatility strategy and quality strategy may underperform other segments of the equity markets or the equity markets as a whole. Low volatility and quality investing tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities of a different investment style.

Large Shareholder Risk: To the extent that a large number of shares of the Underlying Fund is held by a single shareholder or a group of shareholders with a common investment strategy, the Underlying Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Underlying Fund shares will require the Underlying Fund to sell securities at disadvantageous prices or otherwise disrupt the Underlying Fund’s operations.

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Leverage Risk: Investments in futures contracts, forward contracts, swaps, and other derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s net asset value to be volatile. For example, if the Adviser or a sub-adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests, or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the use of derivative instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

Liquidity Risk: Illiquid securities may not be able to be sold at a desirable time or at prices approximating the value at which the Underlying Fund is carrying the securities.

Management and Operational Risk: The Underlying Fund runs the risk that investment techniques will fail to produce desired results. The Underlying Fund also runs the risk that the assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong or that deficiencies in adviser’s or another service provider’s internal systems or controls will cause losses for the Underlying Fund or impair Underlying Fund’s operations.

Market Risk: Investor uncertainty can lead to deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which an Underlying Fund invests.

Models and Data Risk: When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the sub-adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by a sub-adviser are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Municipal Lease Obligations Risk: The Fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of nonappropriation and the Fund might not recover the full principal amount of the obligation.

Options on Securities, Indices and Currencies: The Fund may engage in transactions in exchange traded and over-the-counter (“OTC”) options. There are several risks associated with transactions in options such as imperfect correlation, counterparty risk and an insufficient liquid secondary market for particular options. By buying a put option on a particular instrument, the Fund pays a premium for the right to sell the underlying instrument at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the instrument until the put option expires. The Fund may purchase put options. The purchaser of an index put option has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the put option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index put options cannot provide in advance for their potential settlement obligations by selling short the underlying securities. The Fund may lose the premium paid for purchased options. The Fund also has authority to write (i.e., sell) put options. The Fund will receive a premium for writing a put option, which may increase the Fund’s return. In writing a put option on a particular instrument, the Fund has the obligation to buy the underlying instrument at an agreed upon price if the price of such instrument decreases below the exercise price. In writing index put options, the Fund will be responsible, during the option’s life, for any decreases in the value of the index below the exercise price of the put option. When an index put option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index at contract termination. Thus, the exercise of put options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

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A purchased call option on a particular instrument gives the Fund the right to buy, and obligates the seller to sell, the underlying instrument at the exercise price at any time during the option period. The purchaser of an index call option has the right to receive a cash payment equal to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund also is authorized to write (i.e., sell) call options on instruments in which it may invest and to enter into closing purchase transactions with respect to such options. A call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified instruments owned by the Fund at a specified future date and price set at the time of the contract. The Fund’s ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction. Uncovered calls have speculative characteristics and are riskier than covered calls because there is no underlying instrument held by the Fund that can act as a partial hedge. If the Fund does not own the instrument underlying a written call option, it may be required to generate cash to purchase the security to meet the requirements of the option. As the writer of index call options, the Fund will be responsible, during the option’s life, for any increases in the value of the index above the exercise price of the call option. When an index call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the index at contract termination over the exercise price of the option.

In a put option spread, the Fund writes out-of-the money index put options in combination with the purchase of index put options at a higher exercise price. This combination protects the Fund against a decline in the index price, but only to the stated exercise price of the index option written. The premium received for writing a put option on an index offsets, in part, the premium paid to purchase the index put option. Put option spreads are designed to protect against a decline in value of an index to the extent of the difference between a put option purchased and a put option sold on the index. Entering into put option spreads is typically less expensive than a strategy of only purchasing index put options and in a flat to upwardly moving market may benefit the Fund by reducing the cost of the downside protection, however, the downside protection is limited as compared to just owning an index put option. Accordingly, at times when the Fund owns a put option spread instead of just owning an index put option, the Fund’s risk of loss will be greater to the extent that the index’s loss exceeds the difference between the exercise price of the put option purchased and the put option written.

Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities underlying the option or represented in the index underlying the option, changes in interests rates, changes in the actual or perceived volatility of the relevant index or market and the remaining time to the options’ expiration, as well as trading conditions in the options market.

Political and Economic Risks: The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds, or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business, or political events.

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To the extent that the Fund invests a significant portion of its assets in the securities of issuers located in California or a U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory. In addition, economic, political, or regulatory changes in that state or territory could adversely affect municipal bond issuers in that state or territory and therefore the value of the Fund’s investment portfolio.

The Fund may invest in bonds of municipal issuers located in Puerto Rico. Certain municipal issuers in Puerto Rico have recently experienced financial difficulties and rating agency downgrades. On February 4, 2014, Standard & Poor’s downgraded the general obligation rating of Puerto Rico to BB+ with a negative outlook. Moody’s followed with a February 7, 2014 downgrade to Ba2 with a negative outlook and Fitch downgraded its rating on February 11, 2014 to BB with a negative outlook. As a result, general obligation bonds issued by Puerto Rico are currently considered below investment grade securities. These rating agencies have also downgraded other Puerto Rican municipal issuers, including bonds guaranteed by the commonwealth, with the possibility of additional downgrades if negative trends continue. Downgrades could place additional strain on Puerto Rico, which is already facing existing economic stagnation and fiscal imbalances, including budget deficits and pension funding shortages. Puerto Rican financial difficulties could potentially lead to less liquidity for its bonds, wider spreads, and greater risk of default for Puerto Rican municipal securities, and, consequently, may affect the Fund’s investments and its performance.

Preferred Securities Risk: The following risks are associated with investments in preferred securities:

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As is applicable to call provisions, redemption by an issuer may negatively impact the return of the security held by the Fund.

Payment Deferral. Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“noncumulative” preferred securities) or defer (“cumulative” preferred securities) dividend distributions. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any income distributions.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income distribution and liquidation payments and, therefore, will be subject to greater credit risk than those debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt, or common stock.

Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be able to elect a specified number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer will have voting rights regarding directors.

REIT and Real Estate Risk: Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

Sector Risk: At times, the Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

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Short Sales: A short sale typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it will be required to acquire securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss. When making a short sale, the Fund must segregate liquid assets equal to (or otherwise cover) its obligations under the short sale. The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale.

Small and Mid-Cap Company Risk: In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell such securities at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price.

Tax-Managed Investment Risk: Market conditions may limit the Fund’s ability to implement its tax-managed approach. For example, market conditions may limit the Fund’s ability to generate tax losses or to generate qualified dividend income, which is generally taxed to noncorporate shareholders at favorable rates. The tax-managed strategy may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by legislation or regulation. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before or after consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management, which may cause the Fund to realize capital gains.

Tax Risk: Interest from municipal bonds held by the Fund could become subject to regular federal income tax because of, among other things, unfavorable changes in tax laws, adverse interpretations by regulatory authorities, or noncompliant conduct by bond issuers. Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund’s portfolio would be adversely affected.

Underlying Fund Risk: The cost of investing in a mutual fund that invests in other investment companies and pooled investment vehicles may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. The Fund will bear its pro rata portion of the expenses of the Underlying Funds in addition to its own direct expenses. By investing in Underlying Funds, the Fund is subject to the risks associated with the Underlying Funds’ investments. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. The Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, or otherwise performs poorly, the Fund’s performance could be negatively affected. There can be no assurance that an Underlying Fund will achieve its investment objective. With respect to an Underlying Fund whose shares trade on an exchange, its shares may trade below their net asset value or at a discount, which may adversely affect the Fund’s performance. In addition, there can be no assurance that an active trading market will exist for the shares of an exchange-traded Underlying Fund.

Value Investing Risk: Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the assessment of a company’s value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund, at times, to underperform funds that use other investment strategies.

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Zero Coupon Bonds Risk: As interest on zero coupon bonds is not paid on a current basis, the values of the bonds are subject to greater fluctuations than are the value of bonds that distribute income regularly and may be more speculative than such bonds. Accordingly, the values of zero coupon bonds may be highly volatile as interest rates rise or fall. In addition, while zero coupon bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by tax laws.

MANAGEMENT OF THE FUNDS

Investment Adviser

Aspiriant, LLC, located at 11100 Santa Monica Blvd., Suite 600, Los Angeles, CA 90025, serves as the investment adviser to the Funds. The Adviser is owned by its key employees and has 62 equity partners. The Adviser provides state-of-the-art, global investment solutions across every asset class, as well as unparalleled depth and sophistication in addressing the most complex aspects of wealth management. As of May 31, 2017, the Adviser had approximately $10.7 billion in assets under management.

The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis. The Adviser oversees the Funds’ sub-advisers to ensure their compliance with the investment strategies and policies of the Funds. The Board oversees the Adviser and the sub-advisers and establishes policies that the Adviser and sub-advisers must follow in their management activities. The Adviser is responsible for paying the sub-advisers for their services to the Funds.

Equity Allocation Fund - For the fiscal year ended February 28, 2017, the Equity Allocation Fund paid advisory fees to the Adviser at an annual effective rate of 0.32% of the Fund’s average daily net assets. Effective August 5, 2016, the Adviser is entitled to an advisory fee calculated at an annual rate of 0.24% of the Fund’s average daily net assets. From July 1, 2016 to August 4, 2016, the Adviser was entitled to an advisory fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets. From November 1, 2015 through June 30, 2016, the Adviser was entitled to an advisory fee computed at an annual rate of 0.50% of the Fund’s average daily net assets. From August 1, 2015 through October 31, 2015, the Adviser was entitled to an advisory fee computed at an annual rate of 0.60% of the Fund’s average daily net assets. From May 1, 2015 through July 31, 2015, the Adviser was entitled to an advisory fee computed at an annual rate of 0.75% of the Fund’s average daily net assets. From December 15, 2014 through April 30, 2015, the Adviser was entitled to an advisory fee calculated at an annual rate of 0.95% of the Fund’s average daily net assets. The Fund’s annual shareholder report dated February 28, 2017 provides information regarding the basis for the Board’s approval of the Fund’s sub-advisory agreements with WellsCap and Acadian. The Fund’s semi-annual shareholder report dated August 31, 2017 will provide information regarding the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory agreement with Aperio.

Municipal Bond Fund - For the fiscal period ended February 28, 2017, the Municipal Bond Fund paid advisory fees to the Adviser at an annual effective rate of 0.30% of the Fund’s average daily net assets. Effective August 5, 2016, the Adviser is entitled to an advisory fee calculated at an annual rate of 0.27% of the Fund’s average daily net assets. From July 1, 2016 to August 4, 2016, the Adviser was entitled to an advisory fee calculated at an annual rate of 0.30% of the Fund’s average daily net assets. From November 1, 2015 through June 30, 2016, the Adviser was entitled to an advisory fee computed at an annual rate of 0.35% of the Fund’s average daily net assets. Previously, the Adviser was entitled to an advisory fee computed at an annual rate of 0.42% of the Fund’s average daily net assets. The Fund’s semi-annual report dated August 31, 2016 provides information regarding the Fund’s sub-advisory agreement with WellsCap. The Fund's semi-annual shareholder report dated August 31, 2017 will provide information regarding the basis for the Board's approval of the Fund's investment advisory agreement and sub-advisory agreement with Nuveen.

Defensive Allocation Fund - For the advisory services it provides pursuant to the advisory agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets. The Fund’s semi-annual shareholder report dated August 31, 2017 will provide information regarding the basis for the Board’s approval of the Fund’s investment advisory agreement.

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Effective February 1, 2017, the Adviser has contractually agreed to waive its advisory fee from 0.24% to 0.16% for Equity Allocation Fund and from 0.27% to 0.24% for Municipal Bond Fund through June 30, 2018. The Defensive Allocation Fund is not subject to Advisory Fee Limitation Agreement. This arrangement may be terminated only by the Trust’s Board of Trustees.

The Adviser has contractually agreed to waive its fees and/or reimburse expenses to keep total annual operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses) from exceeding 2.25% of Advisor Shares and 2.50% of Institutional Shares of Equity Allocation Fund, and 1.00% of Municipal Bond Fund. The expense limitation agreement may be terminated by the Board at any time and will terminate if the Adviser no longer serves as investment adviser to the Fund. For a period not to exceed two years from the end of the fiscal year in which the expenses were incurred, the Fund will reimburse the Adviser for amounts previously paid or absorbed by the Adviser in excess of the expense limitation if at any time total annual operating expenses are less than the expense limitation. The Defensive Allocation Fund is not subject to an expense limitation agreement.

The Adviser may recommend to the Board that a sub-adviser be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised. Under the terms of an exemptive order the Trust and the Adviser received from the SEC, the Adviser may, subject to Board approval but without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser, either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing.

Sub-Advisers

Acadian serves as the sub-adviser for the Equity Allocation Fund’s global low volatility strategy. Located at 260 Franklin Street, Boston, Massachusetts, Acadian was organized in 1986 and provides a broad range of investment management advisory services to institutional clients. As of May 31, 2017, Acadian had approximately $85.9 billion in assets under management.

Aperio serves as a sub-adviser for the Equity Allocation Fund’s quality strategy. Located at Three Harbor Drive, Suite 315, Sausalito, CA 94965, Aperio was organized in 1999 and provides investment management services to individuals, institutions, and registered investment companies. As of May 31, 2017, Aperio had approximately $18.8 billion in assets under management.

Nuveen Asset Management, LLC serves as a sub-adviser to the Municipal Bond Fund. Located at 333 West Wacker Drive, Chicago, IL 60606, Nuveen was organized in 1989 and provides investment management services to a broad range of institutional and individual clients. As of May 31, 2017, Nuveen had approximately $166.1 billion in assets under management.

Wells Capital Management, Inc. serves as a sub-adviser for the Equity Allocation Fund’s U.S. low volatility strategy through its wholly-owned subsidiary Analytic Investors, LLC and as a sub-adviser to the Municipal Bond Fund. Located at 525 Market Street, 10th Floor, San Francisco, CA 94105, WellsCap was organized in 1981 and provides a broad range of investment management advisory services to institutional clients. As of March 31, 2017, WellsCap had approximately $347.2 billion in assets under management.

Portfolio Managers

John Allen, CFA, is Chief Investment Officer (“CIO”) at the Adviser. Mr. Allen joined the Adviser as CIO in 2014. Prior to joining the Adviser he was a senior member of the client service team at Grantham, Mayo, Van Otterloo (“GMO”) from 2009 to 2014. Prior to joining GMO, Mr. Allen was Head of Investments at a large family office. He began working in the financial services industry in the investment banking department at Donaldson, Lufkin & Jenrette and business consulting practice of Stern Stewart & Company.

David Grecsek, CFA, is Managing Director of Investment Strategy & Research at the Adviser. Mr. Grecsek joined the Adviser in 2010. Prior to joining the Adviser, he was Head of Investment Research at Deloitte Investment Advisors. Previously, Mr. Grecsek worked in various investment research and risk management roles at Merrill Lynch & Co.

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Marc Castellani, CIMA, is Managing Director of Investment Strategy & Research at the Adviser. Mr. Castellani joined the Adviser in 2015. Prior to joining the Adviser, he worked at J.P. Morgan Private Bank in Los Angeles from 2012 to 2015. Prior to joining J.P. Morgan Private Bank, he worked at U.S. Trust from 2010 to 2012. Previously, Mr. Castellani worked in Merger and Acquisitions of J.P. Morgan and Banc of America Securities. He began his career in the financial services industry as an Associate in the corporate finance advisory practice of Stern Stewart & Company.

Brendan O. Bradley, Ph.D. is Senior Vice President and Director of Portfolio Management, and Deputy Chief Investment Officer at Acadian. Mr. Bradley joined Acadian in 2004 as a senior member of the Research and Portfolio Management Team. In 2010, Mr. Bradley was appointed Director of Managed Volatility Strategies, and in 2013 became Director of Portfolio Management, overseeing portfolio management policy. Earlier this year, he was appointed Deputy Chief Investment Officer. He is a member of the Acadian Executive Committee and Operating Committee.

Ryan D. Taliaferro, Ph.D. is Senior Vice President and Portfolio Manager at Acadian. Mr. Taliaferro joined Acadian in 2011 as a consultant and began full time in July 2011. He currently serves as lead Portfolio Manager for Managed Volatility strategies. Prior to joining Acadian, Mr. Taliaferro was a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing.

Mark J. Birmingham, CFA is Senior Vice President and Portfolio Manager at Acadian. Mr. Birmingham is a vice president and portfolio manager, working on Acadian's Managed Volatility strategies. Before joining Acadian in 2013, he was a vice president and quantitative analyst within the Quantitative Investment Group at Wellington Management Co. Mr. Birmingham served as Director, U.S. Equity Sales and Trading at Nomura Securities International, Inc. prior to his work at Wellington. He is a CFA charterholder and a member of the Boston Security Analysts Society.

Dan M. Le, CFA is Vice President and Associate Portfolio Manager at Acadian. Ms. Le joined Acadian’s Managed Volatility team in 2015 after having worked within the Portfolio Construction and Trading group, where she was responsible for rebalancing portfolios, conducting simulations, and coordinating with the Marketing and Client Service teams on responses related to this work. Ms. Le is a CFA charterholder and a member of the Boston Security Analysts Society.

Ran Leshem is Chief Investment Officer at Aperio. Previously, he was head of portfolio management and operations at Aperio. Prior to joining Aperio in 2006, Mr. Leshem was manager of operating strategy at GAP, Inc. He has extensive expertise in applying quantitative techniques and information technology to operational problems. Mr. Leshem received a Bachelor’s degree in Mathematics from the University of Waterloo, Canada, where he received the Hewlett Packard Award for academic excellence, and his M.B.A from University of California, Berkeley.

Robert Tymoczko is Director of Portfolio Management at Aperio. He is responsible for overseeing the day-to-day portfolio management and strategy implementation of all investment products. Prior to joining Aperio in 2012, Mr. Tymoczko was a Managing Partner at AlphaStream Capital Management, LLC, where he was responsible for quantitative research and portfolio management. Before AlphaStream, he was Lead Portfolio Manager and Co-head of U.S. Quantitative Equity Products at Zurich Scudder Investments. Mr. Tymoczko received a BA in Quantitative Economics from Stanford University and his MBA with concentrations in Finance and Econometrics from the University of Chicago.

Sandeep Gangadhara is a Senior Portfolio Manager and Manager of Portfolio Standards and Process at Aperio, where he is responsible for implementing portfolio management standards and improving investment processes. Sandeep is also responsible for optimizing and trading client portfolios, as well as working with clients to analyze the tax effects of portfolio transitions, liquidations, and gifting. Before joining the portfolio management team, Sandeep worked in Aperio’s portfolio accounting department from 2006 to 2008. Prior to joining Aperio, Sandeep was a Senior Client Service Manager with Pen-Cal Administrators. He received his BA in Business Economics from the University of California, Santa Barbara.

John V. Miller, CFA, is Managing Director and Co-Head of Fixed Income at Nuveen. Before being named co-head of fixed income in 2011, he was chief investment officer for the firm’s municipal bond team starting in 2007. He was named a managing director and head of portfolio management in 2006. Mr. Miller became a portfolio manager in 2000 after starting at the firm as a municipal credit analyst in 1996. He began working in the financial industry at a private account management firm in 1993.

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Paul L. Brennan, CFA, is Senior Vice President and Portfolio Manager at Nuveen. He began his career in the financial industry in 1991 as a municipal credit analyst for Flagship Financial Inc. (“Flagship”) before becoming a portfolio manager at Flagship in 1994. Mr. Brennan joined Nuveen in 1997 when Nuveen acquired Flagship.

Douglas M. Baker, CFA, is Senior Vice President and Portfolio Manager at Nuveen. He joined Nuveen in 2006 as Vice President and Derivatives Analyst, and later that year his responsibilities expanded to include portfolio management. He is the head of the Preferred Securities Sector Team and a member of the Fixed Income Strategy Committee. He also manages the derivative overlay group, where he is responsible for implementing derivatives-based hedging strategies across multiple institutional advisory accounts.

Harin de Silva, Ph.D., CFA, joined Analytic in 1995, where he currently serves as a President and Portfolio Manager. Mr. de Silva is responsible for Analytic’s strategic direction and the ongoing development of its investment processes. As a portfolio manager, he focuses on the ongoing research efforts.

Dennis Bein, CFA, joined Analytic in 1995, where he currently serves as Chief Investment Officer and Portfolio Manager. Mr. Bein oversees the implementation of the firm’s investment strategies. He is a major contributor to the firm’s ongoing research efforts, as well as new product development and strategy applications. As a portfolio manager, Dennis focuses on day-to-day portfolio management and research related to equity-based investment strategies.

Ryan Brown, CFA, joined Analytic in 2007, where he currently serves as Portfolio Manager. Mr. Brown is responsible for the day-to-day portfolio management and trading for U.S. equity-based investment strategies. He also contributes to the ongoing research efforts of these strategies.

Lyle Fitterer, CFA, CPA, joined WellsCap or one of its predecessor firms in 1989, where he currently serves as a Senior Portfolio Manager and is the Managing Director and Head of the Tax-Exempt Fixed Income team.

Robert Miller joined WellsCap in 2008, where he currently serves as a Senior Portfolio Manager with the Tax-Exempt Fixed Income team.

Information about portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of securities can be found in the SAI.

VALUING SHARES

The net asset value (“NAV”) of a Fund’s shares is determined once daily as of the regularly scheduled close of normal trading of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time), on each day the NYSE is open for business. A Fund calculates its NAV per share by dividing the value of its net assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding. A Fund’s investments are valued at their market value or, if market quotations are not readily available, at their fair value as determined in accordance with procedures adopted by the Board. Assets of the Fund invested in a registered open-end management investment company are valued based on the net asset value of the investment company, which is calculated as described in its prospectus. Securities of a Fund traded on foreign stock exchanges are generally valued based upon the closing prices for those securities on the principal exchanges where the securities are traded, subject to possible adjustment as described below. The value of non-dollar-denominated portfolio securities held by a Fund are determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values, based on exchange rates supplied by a quotation service. Futures are valued at the settlement price established each day by the board of exchange on which they are traded and are provided by an independent source.

If market quotations for a security are not readily available or if the Adviser believes that market quotations do not accurately reflect fair value of a security, that security will be valued at its fair value as determined in good faith by the Adviser or through the use of a pricing service under procedures established and periodically reviewed by and under the ultimate supervision of the Board. A fair value determination may be required if, for example, (1) only a bid price or an asked price is available, (2) the spread between bid and asked prices is substantial, (3) there is a suspension or limitation of trading, or (4) events or actions affecting the market prices of portfolio securities occur after the close of the relevant market. Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may be affected by the method used for determining value. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in making fair value determinations and the various factors considered in determining fair value, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it is purchased or sold.

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Foreign securities in which a Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. In addition, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when a Fund does not calculate its NAV. In these situations, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares. The Board has authorized the Funds to retain a pricing service to determine the value of their portfolio securities, including the determination of the fair value of securities in situations when the value of such securities has been materially affected by events occurring before a Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price; relevant general and sector indices; currency fluctuations; trading in depository receipts and futures, if applicable; and research valuations by its staff, in determining what it believes is the fair value of the securities. To the extent that a Fund has significant holdings of foreign securities, fair valuation may be used by the Fund more frequently than is the case for other mutual funds.

PURCHASING SHARES

Advisor Shares of the Equity Allocation Fund and shares of Municipal Bond Fund and Defensive Allocation Fund are available to investment management clients of the Adviser, the Adviser’s employees (including their spouse, domestic partner, parents, siblings, children, stepchildren, grandparents, grandchildren, parents-in-law, and siblings-in-law), current and former owners of the Adviser, members of the Adviser’s board, and members of the Board. You may purchase Institutional Shares of the Equity Allocation Fund directly from the Fund by contacting the Fund’s transfer agent or from financial intermediaries that make shares of the Fund available to their customers. You may purchase the Funds’ shares at the NAV per share next computed after receipt of your purchase order in proper form by the Funds’ transfer agent or a financial intermediary. An order is in proper form if it is complete and contains all required information. The Funds may modify or waive purchase eligibility requirements at any time.

The minimum initial investment in Institutional Shares of the Equity Allocation Fund is $100,000. There is no minimum initial investment for Advisor Shares of Equity Allocation Fund or shares of Municipal Bond Fund and Defensive Allocation Fund, and there is no minimum subsequent investment amount for any Fund. The Funds may waive any minimum investment requirements in special circumstances and may modify or add a requirement at any time. The Funds reserve the right to reject any purchase order and may suspend the sale of shares at any time.

Shares of the Funds have not been registered for sale outside the U.S. The Funds generally do not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

To comply with the USA PATRIOT Act of 2001 and the Funds’ Anti-Money-Laundering Program, you are required to provide certain information to the Funds when you purchase shares. You must supply your full name, date of birth, Social Security number, and permanent street address (and not a post office box) on your account application. You may, however, use a post office box as your mailing address. Please call 1-877-997-9971 if you need additional assistance when completing your account application. If we cannot obtain reasonable proof of your identity, the account may be rejected and you will not be allowed to purchase additional shares for your account until the necessary information is received. The Funds reserve the right to close any account after shares are purchased if clarifying information or documentation is requested but is not received.

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ACH Purchases

You may purchase additional shares of the Funds through an ACH transfer of money from your checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount. Shares purchased using an ACH transfer will be issued at the NAV per share next computed after your order is received. For more information on this service, and required forms, please call 1-877-997-9971. When you pay for shares using an ACH transfer, the proceeds of a redemption of those shares may be delayed until the ACH transfer has been converted to federal funds, a process that may take up to eight days.

Purchase by Mail

You may also purchase shares of a Fund by sending a check made payable to the Fund together with a completed account application in the case of an initial investment, to:

Regular Mail
P.O. Box 2175
Milwaukee, WI 53201-2175

Express/Overnight Mail
Aspiriant Funds
c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

Subsequent investments made by check should be accompanied with the investment form (which will be enclosed with the confirmations and statements sent by the Fund). You may request a copy of your statement by calling 1-877-997-9971.

The Funds do not accept payment in cash or money orders. The Funds also do not accept third-party checks, Treasury checks, cashier’s checks, official checks, teller’s checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks, post-dated online bill-pay checks, or any conditional order or payment. In addition, undated checks, unsigned checks, and checks dated six months or more before their receipt by the transfer agent will be rejected. Checks for the purchase of shares of a Fund must be made payable to the Fund and be drawn on a bank located within the U.S. and payable in U.S. dollars. Always write your Fund account number on the check.

Requests for redemptions of shares recently purchased by check (but not the date as of which the redemption price is determined) will be returned to shareholder for future resubmission. This delay can be avoided if shares are purchased by wire and does not apply if there are sufficient other shares in your account to satisfy the requested redemption. The transfer agent will charge you a $25 fee for any returned check.

Purchase by Wire

You may purchase shares for initial investment or for subsequent investments by wiring federal funds. Please call the transfer agent at 1-877-997-9971 for instructions.

For Initial Investment by Wire

If you are making your first investment in a Fund, before you wire funds, the transfer agent must have received your completed account application. You can mail or overnight-deliver your account application to the transfer agent. Upon receipt of your account application, the transfer agent will establish an account for you. The wire from your bank must include the name of the Fund and your name and account number so that your wire can be correctly applied.

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For Subsequent Investments by Wire

Before sending your wire, please call the transfer agent at 1-877-997-9971 to ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received before the close of the NYSE, normally 4:00 p.m. Eastern time, to be eligible for same-day pricing. The Funds and their agents are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or for incomplete wire instructions or errors in those instructions.

Purchase Through an Authorized Securities Dealer or Mutual Fund Marketplace

You may purchase shares of a Fund through any securities dealer or mutual fund marketplace that has been authorized by the Fund to make shares available. Authorized securities dealers may be authorized by a Fund to designate other intermediaries to receive purchase and redemption orders. An order to purchase shares is deemed received by a Fund when the authorized securities dealer (or, if applicable, its authorized designee) receives the order in such form as meets requirements established by the particular securities dealer or mutual fund marketplace, and shares will be issued at the NAV per share next determined after receipt of your order.

Your securities dealer, a mutual fund marketplace, or another financial organization may establish policies that differ from those of the Funds. For example, the organization may impose higher minimum investment requirements than are imposed by the Fund or may charge you a transaction fee or other fees, which may not be imposed by the Fund, in connection with purchases and redemptions of Fund shares.

Canceled or Failed Payments

The Funds accept checks and ACH transfers for the purchase of shares at full value, subject to collection. If you pay for shares with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any resulting losses or expenses incurred by a Fund or the transfer agent and the Fund may redeem shares you own in the account to effect reimbursement. The Funds and their agents have the right to reject or cancel any purchase order because of nonpayment. In addition to any losses, you will be charged a $25 insufficient funds fee.

Frequent Trading Policy

The Funds are intended to serve as investment vehicles for long-term investors. Frequent trading or market timing, which the Funds generally define as redeeming shares within 90 days of their purchase, can disrupt a Fund’s investment program and create additional transaction costs that all remaining shareholders bear. Therefore, the Funds believe that it is not in their shareholders’ interests to accommodate frequent trading and have adopted policies and procedures designed to deter this practice.

For Institutional Shares of the Equity Allocation Fund, the Board has approved the imposition of a 2.00% redemption fee on shares that are redeemed within 90 days of purchasing such shares, with certain exceptions described below. The redemption fee is paid directly to the Equity Allocation Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading.

In addition, a Fund may reject any purchase order that it regards as disruptive to efficient portfolio management. Investors whom a Fund identifies as engaging in abusive trading practices will be notified of the Fund’s adverse view of market timing and the Fund may terminate these relationships. In making such judgments, the Fund seeks to act in a manner it believes to be consistent with shareholders’ best interests. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

The Equity Allocation Fund relies primarily on the imposition of a redemption fee to deter market timers with respect to its Institutional Shares. Although imposition of this fee is intended to discourage abusive trading practices in shares of the Fund, there can be no assurance that such activity will not occur.

It is important to recognize that, because of the complexity involved in identifying abusive trading activity and the volume of shareholder transactions, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. The Funds have entered into agreements with financial intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Funds. The Funds rely on financial intermediaries (other than the transfer agent) and information provided by financial intermediaries to monitor trades of shareholders whose shares are held in group or omnibus accounts by the financial intermediaries. The Funds will generally rely on the financial intermediaries to impose a redemption fee where applicable and to prohibit or bring to the attention of the Trust transactions that may be abusive. The Funds reserve the right to reject any order placed from an omnibus account, and, if it deems it appropriate because of a financial intermediary’s failure to comply with its responsibilities, a Fund may terminate the right of the financial intermediary to maintain an omnibus account.

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REDEEMING SHARES

You may redeem shares of the Funds at any time. As described below, redemption requests may be made by mail or telephone through the transfer agent or may be made through an authorized financial intermediary or mutual fund marketplace. Your shares will be redeemed at their current NAV per share next computed after receipt of your redemption request in proper form. The value of the shares redeemed may be more or less than their original cost, depending on changes in a Fund’s NAV per share.

For Institutional Shares of Equity Allocation Fund, a redemption fee of 2.00% of the then-current value of the shares redeemed is imposed on redemptions of shares made within 90 days of purchase (i.e., the redemption is effective on or before the 90th day following the date of purchase), subject to certain exceptions. The fee does not apply to the redemption of shares that were purchased by reinvesting dividends or other distributions. It also does not apply to redemptions for which the shareholder or the shareholder’s agent notifies the transfer agent that the redemption is being made to make required distributions from an Individual Retirement Account (an “IRA”) (or other tax-deferred retirement account) or to redemptions following the death or disability of a shareholder. For purposes of determining whether the redemption fee applies, shares held for the longest time will be deemed to have been redeemed first.

The Funds normally make payment for all shares redeemed as soon as practicable, generally within two business days but no later than seven days after receipt by the transfer agent of a redemption request in proper form. If you purchase shares by check or ACH and submit shortly thereafter a redemption request, the redemption proceeds will not be transmitted to you until your purchase check or ACH transfer has cleared. This process may take up to eight days. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether federal income taxes or any applicable state taxes should be withheld. If not, this type of redemption can be subject to federal income tax withholding and, possibly, state taxes. The Funds may suspend the right of redemption or postpone payment of redemption proceeds under unusual circumstances, as permitted by the Investment Company Act of 1940 Act (“1940 Act”) or by the SEC.

The Funds normally expect to use cash or cash equivalents to meet redemption requests. The Funds generally pay redemption proceeds in cash, however, under certain circumstances (e.g., when making a charitable contribution), the Funds may pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). If your shares are redeemed in kind, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Shares of the Funds may be redeemed by using one of the procedures described below. For additional information regarding redemption procedures, you may call 1-877-997-9971 or contact your securities dealer.

You may redeem shares by mailing a written request to:

Regular Mail
P.O. Box 2175
Milwaukee, WI 53201-2175

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Express/Overnight Mail
Aspiriant Funds
c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

The proceeds of a written redemption request are normally paid by check made payable to the shareholders. You may request that redemption proceeds of $1,000 or more be wired to your account at any member bank of the Federal Reserve System if you have previously designated that account as one to which redemption proceeds may be wired. See “Telephone Redemption Requests.” A $20 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. Depending on how quickly you wish to receive payment, you can request that payment be made by ACH transfer, without charges, if you have established this redemption option.

Medallion Signature Guarantees

The transfer agent has adopted standards and procedures pursuant to which medallion signature guarantees in proper form are generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. A medallion signature guarantee of each owner is required to redeem shares in the following situations:

·	If ownership changes on your account.
·	When redemption proceeds are sent to any person, address, or bank account not on record.
·	When establishing or modifying certain services on an account.
·	If the transfer agent received a change of address within the past 15 days.
·	For all redemptions in excess of $50,000 from any shareholder account.

The transfer agent may also require a medallion signature guarantee in other instances it deems appropriate. If you have any questions about medallion signature guarantees, please call 1-877-997-9971.

Telephone Redemption Requests

You may redeem shares by telephone request if you have elected to have this option. To arrange for telephone redemptions after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, please call 1-877-997-9971 to obtain the forms. The request must be signed by each account owner and may require a medallion signature guarantee. You may place a telephone redemption request of up to $50,000 by calling 1-877-997-9971. You may choose to have the redemption paid by check sent to your address of record, or by federal funds wire transfer (minimum amount of $1,000) or electronic ACH funds transfer to your pre-designated bank account. A $20 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. There is no charge for proceeds sent by ACH transfer; however, you may not receive credit for transferred funds for two to three days.

By selecting the telephone redemption option, you authorize the transfer agent to act on telephone instructions reasonably believed to be genuine. The transfer agent employs reasonable procedures, such as requiring a form of personal identification, to confirm that telephone redemption instructions are genuine. Neither the Funds nor the transfer agent will be liable for any losses resulting from unauthorized or fraudulent instructions if these procedures are followed. The Funds reserve the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the number of requests within a specified period. Once a telephone transaction has been placed, it cannot be canceled or modified.

Redemptions Through an Authorized Securities Dealer or Mutual Fund Marketplace

If you hold shares through a securities dealer or mutual fund marketplace, you may place your redemption request through that organization. Shares will be redeemed at the NAV per share next computed after your request is received in good order by the intermediary. Please keep in mind that an authorized securities dealer (or its designee) may charge you a transaction fee or other fees for processing a redemption of Fund shares.

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Redemption of Small Accounts

To reduce Fund expenses, each Fund reserves the right to redeem at its option, upon not less than 30 days written notice, the account of any shareholder that has a value of less than $25,000 in the Fund as a result of one or more redemptions, if the shareholder does not purchase additional shares to increase the account value to at least $25,000 in the Fund during the notice period.

DISTRIBUTION OF FUND SHARES

Distribution Plan

Institutional Shares of the Equity Allocation Fund has in effect a plan under Rule 12b-1 under the 1940 Act that allows that share class to pay for the sale and distribution of shares in an annual amount equal to 0.25% of average daily net assets. Because these fees are paid out of the Equity Allocation Fund’s Institutional Shares’ assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Compensation to Intermediaries

From its own assets, the Adviser may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser. Furthermore, the Adviser may pay fees from its own assets to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries (i) for providing distribution-related or shareholder services, (ii) to compensate them for marketing expenses they incur, or (iii) to pay for the opportunity to have them distribute the Funds. The amount of these payments is determined by the Adviser and may differ among financial intermediaries. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers and may allow the Funds greater access to such financial intermediaries and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Funds.

SHAREHOLDER SERVICES PLAN

Institutional Shares of the Equity Allocation Fund has in effect a shareholder services plan permitting that share class to pay financial institutions that provide certain shareholder services to the Equity Allocation Fund’s Institutional Shares a shareholder services fee at an annual rate of 0.25% of the average daily net assets of the Equity Allocation Fund’s Institutional Shares attributable to the financial institution. The shareholder services may include (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Equity Allocation Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Equity Allocation Fund necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Equity Allocation Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Equity Allocation Fund’s Institutional Shares or its shareholders may reasonably request to the extent the financial institution is permitted to do so under applicable statutes, rules and regulations.

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DIVIDENDS AND DISTRIBUTIONS

Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends are generally paid annually by the Equity Allocation Fund and Defensive Allocation Fund and quarterly by the Municipal Bond Fund. Capital gain distributions are generally paid once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares, or (2) receive all distributions in cash. Additionally, a Fund reports details of distribution related transactions on quarterly account statements. A Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax.

TAX INFORMATION

You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

Each Fund intends to qualify for treatment as a regulated investment company for federal tax purposes, and the Funds, therefore, do not expect to be subject to federal income tax on their taxable income and gains that the Funds distribute to shareholders. Each Fund intends to distribute its net investment income and net realized capital gains, if any, so that it will not be subject to a federal excise tax on certain undistributed amounts.

The Funds’ dividends and capital gains distributions are taxable to most investors (unless your investment is an unleveraged investment made in an IRA or other tax-advantaged account). The tax status of any dividend or distribution is generally the same regardless of how long you have been an investor in a Fund and regardless of whether you reinvest your dividends and distributions or take them as cash. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions reported by the Funds as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets).

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Municipal Bond Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Municipal Bond Fund's taxable year. If the proportion of taxable investments held by the Municipal Bond Fund exceeds 50% of the Municipal Bond Fund's total assets as of the close of any quarter of any Fund taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends. Distributions from the Municipal Bond Fund’s tax-exempt interest income, while exempt from regular federal income tax, but may be subject to state or local income taxes. A portion of these dividends may be tax preference items for purposes of the federal alternative minimum tax. Exempt-interest dividends distributed to corporate shareholders may result in increased liability under the federal alternative minimum tax as applied to corporations. Since the Municipal Bond Fund invests primarily in sources that do not pay dividends, it is not expected that the distributions paid by the Municipal Bond Fund will qualify for either the dividends-received deduction for corporations or any favorable U.S. federal income tax rate available to noncorporate shareholders on “qualified dividend income.” Additionally, the Municipal Bond Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

If a Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be treated as if you received it in the year in which it was declared.

Sales and exchanges generally will be taxable transactions to shareholders. When you sell or exchange Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.

The Funds (or their administrative agent) must report to the Internal Revenue Service (IRS) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund will use the FIFO (first in, first out) method as the default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund’s shares may not be changed after the settlement date of each such sale of a Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

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U.S. individuals, estates and trusts with adjusted gross income exceeding $200,000 ($250,000 if married and filing jointly) subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income.” For these purposes, dividends (other than exempt-interest dividends), interest and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

If you invest in a Fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.

If you hold shares in a taxable account, each year you will be sent information regarding the tax status of any dividends and other distributions you receive from the Fund.

Federal law requires the Funds to withhold (as “backup withholding”) on dividends (including exempt-interest dividends) and other distributions, sale proceeds and any other payments that are subject to backup withholding paid to shareholders who fail to provide a Social Security number or taxpayer identification number or fail to make certifications required by the IRS. The backup withholding rate is 28%. Foreign shareholders may be subject to special withholding requirements.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries.  If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.  A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The above discussion provides very general information only, and tax laws are subject to change. You should consult your tax professional about foreign, federal, state and local tax consequences associated with your investment in the Funds, including the potential application of the federal alternative minimum tax to you on the Municipal Bond Fund’s exempt-interest dividends and possible state and local income taxation of the Municipal Bond Fund’s exempt-interest dividends and other distributions. More information about taxes is available in the SAI.

44

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements and financial highlights, which have been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements and financial highlights, is incorporated by reference into the SAI and included in the Funds’ annual report, which is available upon request.

Aspiriant Risk-Managed Equity Allocation Fund - Advisor Shares

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended February 28, 2017	Year Ended February 29, 2016		Year Ended February 28, 2015	Period Ended February 28, 2014*
Net asset value, beginning of period	$10.50	$11.53		$11.00	$10.00

Income from Investment Operations:
Net investment income (loss)	0.19	0.15		0.04	0.00	(1)
Net realized and unrealized gain (loss) on investments and foreign currency	1.34	(0.99)		0.52	1.02
Total from investment operations	1.53	(0.84)		0.56	1.02

Less Distributions:
From net investment income	(0.20)	(0.00	)(1)	(0.03)	(0.02)
From net realized gain	(0.06)	(0.19)		-	-
Total distributions	(0.26)	(0.19)		(0.03)	(0.02)

Net asset value, end of period	$11.77	$10.50		$11.53	$11.00

Total return	14.63%	(7.33)%		5.01%	10.24%	(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$761,664	$381,654		$301,750	$202,303
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver	0.59%	1.05%		1.81%	2.20%	(3)
Expense waiver	(0.08)%	(0.04)%		-%	-%	(3)
Total expenses after expense waiver	0.51%	1.01%		1.81%	2.20%	(3)
Net investment income (loss)	2.02%	1.40%		0.37%	(0.05)%	(3)
Portfolio turnover rate	89%	83%		101%	43%	(2)

*	Commenced operations as of close of business on April 4, 2013.

(1)	Rounds to less than 0.005.
(2)	Not annualized.
(3)	Annualized.

45

Aspiriant Risk-Managed Municipal Bond Fund

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended February 28, 2017	Period Ended February 28, 2016*
Net asset value, beginning of period	$10.23	$10.00

Income from Investment Operations:
Net investment income	0.28	0.20
Net realized and unrealized gain (loss) on investments	(0.22)	0.18
Total from investment operations	0.06	0.38

Less Distributions:
From net investment income	(0.28)	(0.15)
From net realized gain	(0.01)	-
Total distributions	(0.29)	(0.15)

Net asset value, end of period	$10.00	$10.23

Total return	0.60%	3.86%	(1)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$982,429	$678,272
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver	0.51%	0.61%	(2)
Expense waiver	(0.07)%	(0.07)%	(2)
Total expenses after expense waiver	0.44%	0.54%	(2)
Net investment income	2.85%	3.32%	(2)
Portfolio turnover rate	20%	0%	(1)(3)

*	Commenced operations as of the close of business on July 1, 2015.

(1)	Not annualized.
(2)	Annualized.
(3)	Rounds to less than 0.005.

46

Aspiriant Defensive Allocation Fund

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended February 28, 2017	Period Ended February 29, 2016*
Net asset value, beginning of period	$9.77	$10.00

Income from Investment Operations:
Net investment income (loss)	0.11	0.00	(1)
Net realized and unrealized gain (loss) on investments	0.53	(0.23)
Total from investment operations	0.64	(0.23)

Less Distributions
From net investment income	(0.12)	-
From net realized gain	0.00 (1)	-
Total distributions	(0.12)	-

Net asset value, end of period	$10.29	$9.77

Total return	6.54%	(2.30)%	(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$567,711	$127,729
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver	0.35%	0.78%	(3)
Expense waiver	(0.07)%	(0.07)%	(3)
Total expenses after expense waiver	0.28%	0.71%	(3)
Net investment income (loss)	1.55%	(0.20)%	(3)
Portfolio turnover rate	16%	0%	(2)

*	Commenced operations as of the close of business on December 14, 2015.

(1)	Rounds to less than 0.005.
(2)	Not annualized.
(3)	Annualized.

47

FOR MORE INFORMATION

For more information about the Funds, the following documents are available free upon request:

Statement of Additional Information

The SAI provides additional information about the Funds. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

Annual/Semi-Annual Reports

Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their most recently completed fiscal year.

TO OBTAIN INFORMATION

To obtain a free copy of the SAI, semi-annual or annual reports, when available, or if you have questions about the Funds:

By Telephone

Call 1-877-997-9971.

By Mail

Regular Mail:	Express/Overnight Mail:

P.O. Box 2175	Aspiriant Funds
Milwaukee, WI 53201-2175	c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

By Internet

Go to www.aspiriantfunds.com.

From the SEC

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an email to publicinfo@sec.gov or writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number 811-22648

48

ASPIRIANT TRUST

STATEMENT OF ADDITIONAL INFORMATION
 July 1, 2017

Aspiriant Risk-Managed Equity Allocation Fund
(formerly Aspiriant Risk-Managed Global Equity Fund)
Advisor Shares (Ticker RMEAX)
Institutional Shares (Ticker RMEIX)

Aspiriant Risk-Managed Municipal Bond Fund
(Ticker RMMBX)

Aspiriant Defensive Allocation Fund
(Ticker RMDFX)

Aspiriant Risk-Managed Equity Allocation Fund (“Equity Allocation Fund”), Aspiriant Risk-Managed Municipal Bond Fund (“Municipal Bond Fund”) and Aspiriant Defensive Allocation Fund (“Defensive Allocation Fund”; each a “Fund”, collectively, the “Funds”) are diversified series of Aspiriant Trust (the “Trust”), an open-end management investment company organized on November 22, 2011, as a statutory trust under the laws of the State of Delaware. Aspiriant, LLC (the “Adviser”) serves as the investment adviser to the Funds. Acadian Asset Management LLC (“Acadian”) serves as the sub-adviser for the global low volatility strategy, Aperio Group, LLC (“Aperio”) serves as the sub-adviser for the quality strategy, and Wells Capital Management, Inc. (“WellsCap”) serves as the sub-adviser for the U.S. low volatility strategy of the Equity Allocation Fund. Nuveen Asset Management, LLC (“Nuveen”) and WellsCap serve as the Municipal Bond Fund’s sub-advisers.

Information about the Funds is set forth in the prospectus dated July 1, 2017 (the “Prospectus”) and provides the information you should know before investing. To obtain a copy of the Prospectus, please call 1-877-997-9971 or write to P.O. Box 2175, Milwaukee, WI 53201-2175. This Statement of Additional Information (“SAI”) is not a prospectus, but contains information in addition to that set forth in the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Funds and the Trust and it should be read in conjunction with the Prospectus.

The Funds’ financial statements for the fiscal year ended February 28, 2017 are included in the Trust’s Annual Report to shareholders, which has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated by reference into this SAI.

TABLE OF CONTENTS

INVESTMENT POLICIES AND PRACTICES	1
INVESTMENT RESTRICTIONS	24
MANAGEMENT OF THE FUND	25
CODES OF ETHICS	31
INVESTMENT ADVISER	31
INVESTMENT SUB-ADVISERS	33
PORTFOLIO MANAGERS	34
PRINCIPAL UNDERWRITER AND OTHER SERVICE PROVIDERS	41
DETERMINATION OF NET ASSET VALUE	42
PORTFOLIO HOLDINGS INFORMATION	43
TAX INFORMATION	44
PORTFOLIO TRANSACTIONS AND BROKERAGE	52
DISTRIBUTION OF FUND SHARES	53
PROXY VOTING PROCEDURES	54
GENERAL INFORMATION	55
PRINCIPAL HOLDERS	55
FINANCIAL STATEMENTS	56
APPENDIX A	A-1
APPENDIX B	B-1

INVESTMENT POLICIES AND PRACTICES

The information below supplements the principal investment strategies and associated risks of the Funds as described in the Prospectus and provides information about other investment strategies that may be used by the Funds. As used in this section, the term “Fund” includes the underlying funds in which a Fund invests.

American Depositary Receipts (“ADRs”)

The Equity Allocation Fund and Defensive Allocation Fund may invest in ADRs, which are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. In a “sponsored” ADR, the foreign issuer typically bears certain expenses of maintaining the ADR facility. “Unsponsored” ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Asset Coverage Requirements

To the extent required by Securities and Exchange Commission (“SEC”) guidelines, each Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset, or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Examples of transactions governed by these asset coverage requirements include, for example, options written by the Fund, futures contracts and options on futures contracts, swaps and when issued and delayed delivery transactions. Assets used as offsetting positions, designated on the Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

In the case of futures contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Convertible Securities

The Equity Allocation Fund and Defensive Allocation Fund may purchase convertible securities. These securities include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

Convertible securities have an “investment value,” which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes are based on prevailing interest rates and other factors. They also have a “conversion value,” which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value because of the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security’s price, when price is influenced primarily by its conversion value, will generally yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered, because prices change, and, as a result, the ability to achieve capital appreciation through conversion may never occur.

Derivatives

Subject to the limitations set forth below under “Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps,” the Funds may use derivative instruments as described below. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices.

A Fund may use derivatives for a variety of reasons, including as a substitute for investing directly in securities, as part of a hedging strategy (that is, for the purpose of reducing risk to the Fund), to manage the effective duration of the Fund’s portfolio, or for other purposes related to the management of the Fund. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Fund’s performance.

A Fund will not make any hedging investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits, with respect to all currently effective hedging investments, would exceed 5% of its net assets. The Fund will invest in these instruments only in markets believed by the Adviser or sub-adviser to be active and sufficiently liquid.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in OTC derivatives not subject to a clearing requirement have no such protection. Each party to an uncleared OTC derivative bears the risk that its direct counterparty will default. In addition, OTC derivatives are generally less liquid than exchange traded derivatives because they often can only be closed out with the other party to the transaction.

The use of derivative instruments is subject to applicable regulations of the SEC, the Commodity Futures Trading Commission (“CFTC”), various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. As discussed above under “Asset Coverage Requirements,” in order to engage in certain transactions in derivatives, the Fund may be required to hold offsetting positions or to hold cash or liquid securities in a segregated account or designated on the Fund’s books. In addition, the Fund’s ability to use derivative instruments may be limited by tax considerations.

The particular derivative instruments the Fund can use are described below. There is no assurance that any derivatives strategy used by the Fund will succeed. The Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Options Transactions

Options on Interest Rates and Indices. A Fund may purchase put and call options on interest rates and on bond or equity indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Expiration or Exercise of Options. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

Futures

A Fund may engage in futures transactions. The Fund may buy and sell futures contracts that relate to (1) interest rates, (2) debt securities, and (3) bond or equity indices. The Fund may only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract. Other futures contracts, such as futures contracts on indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with its futures broker (also known as a futures commission merchant (“FCM”) an amount of cash or securities equal to a specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held as margin is generally invested by the FCM in high-quality instruments permitted under CFTC regulations, with returns retained by the FCM and interest paid to the Fund on the cash at an agreed-upon rate. The Fund will also receive any interest paid from coupon-bearing securities, such as Treasury securities, held in margin accounts. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures

A Fund may also purchase or write put and call options on the futures contracts in which it invests and may write straddles, which consist of a call and put option on the same futures contract. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on futures contracts in connection with hedging strategies. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

When writing a call option, the Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

When writing a put option, the Fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

When the Fund writes a straddle, sufficient assets will be segregated to meet the Fund’s immediate obligations. The Fund may segregate the same liquid assets for both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

As with investments in futures contracts, the Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it.

Swap Transactions

A Fund may enter into interest rate, total return, and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

The Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain securities, reference rates, sectors or markets.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount (e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index). The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and the Fund will segregate assets determined to be liquid by the Adviser or sub-advisers for any accrued but unpaid net amounts owed to a swap counterparty. See “Asset Coverage Requirements” above.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “Risks Associated with Swap Transactions.”

Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar involves selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser or sub-advisers are incorrect in their forecasts of default risks, market spreads or other applicable factors the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Limitations on the Use of CFTC-Regulated Futures, Options on Futures, and Swaps

A Fund will limit its direct investments in CFTC-regulated futures, options on futures and swaps (“CFTC Derivatives”) to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to the Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Fund will limit its trading activity in CFTC Derivatives (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

•
Aggregate initial margin and premiums required to establish its positions in CFTC Derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

•
Aggregate net notional value of its positions in CFTC Derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

With respect to each Fund, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which a Fund may invest in CFTC Derivatives.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations, as well as specific risks pertaining to certain types of derivative instruments, as described below.

(1)
Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements in the relevant markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2)
Counterparty Risk. Counterparty risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For many OTC instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into derivatives transactions only with counterparties that its portfolio manager reasonably believes are capable of performing under the contract.

(3)
Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4)
Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5)
Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6)
Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

(7)
Leverage Risk. Leverage risk is the risk that the Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

(8)
Regulatory Risk. The Dodd-Frank Act Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has initiated a dramatic revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; and new rules for derivatives trading. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

Equity Securities

Equity securities include common and preferred stock, convertible securities, and warrants. Common stock represents an equity or ownership interest in a company. Although this interest often gives a Fund the right to vote on measures affecting the company’s organization and operations, neither Fund intends to exercise control over the management of companies in which it invests. Common stocks have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Foreign Securities

The Equity Allocation Fund and Defensive Allocation Fund invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such securities are referred to as “foreign securities.”

Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If a Fund’s portfolio securities are held abroad, the countries in which they may be held and the sub-custodians or depositories holding them must be approved by the Trust’s Board of Trustees (the “Board”) to the extent that approval is required under applicable rules of the SEC.

Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less trading volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

Lending Portfolio Securities

Each Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day’s notice or by the Trust on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Trust may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. However, loans of securities will be made only to companies the Board deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund. Securities lending also may have certain potential adverse tax consequences.

When voting or consent rights that accompany loaned securities pass to the borrower, the Trust will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the Adviser or sub-adviser believes the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities. The Fund may lend foreign securities consistent with the foregoing requirements.

Loans to Issuers of Bonds in Portfolio

The Municipal Bond Fund and Defensive Allocation Fund may make a loan to (as opposed to investing in a bond issued by) an entity whose bonds that Fund already owns in its portfolio in instances where the Adviser or sub-advisers believe that doing so will enhance the value of the Fund’s total investments (both bonds and loans) in obligations of that entity. Typically, such loans will be made to entities suffering severe economic distress, oftentimes in or near bankruptcy. Making a loan to such an entity may enable the entity to remain a “going concern” and enable the entity to both repay the loan as well as be better able to pay interest and principal on the pre-existing bonds, instead of forcing the Fund to liquidate the entity’s assets, which can reduce recovery value. It is generally much more time-consuming and expensive for a troubled entity to issue additional bonds, instead of borrowing, as a means of obtaining liquidity in times of severe financial need.

Master Limited Partnerships

The Equity Allocation Fund and Defensive Allocation Fund may invest in master limited partnerships (“MLPs”), which are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for U.S. federal tax purposes. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP’s income, gain, loss, deductions, and other tax items pass through to common unitholders. If tax were to be required to be paid by an MLP at the entity level, the value of the MLP interests held by a Fund would be expected to decrease.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“MQD”). Common units and general partner interests also accrue arrearages in distributions to the extent that the MQD is not paid. Once common units and general partner interests have been paid, subordinated units receive distributions of up to the MQD. However, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that causes distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier at which it receives 50% of every incremental dollar paid to common and subordinated unitholders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures, and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Mortgage-Backed Securities

The Municipal Bond Fund and Defensive Allocation Fund may invest in fixed-income obligations backed by a pool of mortgages. Mortgage-backed securities are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC) and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. Government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates. Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mortgages. Prepayments by borrowers on underlying obligations can alter the effective maturity of these instruments.

Municipal Bonds and Other Municipal Obligations

The Municipal Bond Fund invests principally in municipal bonds and other municipal obligations. The Global Equity Fund and Defensive Allocation Fund may invest in such securities. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), construction loan notes, tax free commercial paper, and tax free participation certificates. In general, municipal obligations include debt obligations issued by states, cities, and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets, and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term municipal obligations if the interest paid thereon is exempt from regular federal income tax.

Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal Bonds

The two general classifications of municipal bonds are general obligation bonds and revenue bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit, or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues, or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress that could further restrict or eliminate the regular federal income tax exemption for interest on debt obligations in which the Fund may invest.

Refunded Bonds

The Fund may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds -- pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

Municipal Leases and Certificates of Participation

The Fund also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by the Fund of the full principal amount represented by an obligation.

In light of these concerns, the Adviser or sub-advisers determine whether any municipal lease obligations purchased by the Fund are liquid and monitors the liquidity of municipal lease securities held in the Fund’s portfolio. A number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors that may be deemed relevant.

Derivative Municipal Securities

The Fund may acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. The Fund may invest in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations, as described below under “Inverse Floating Rate Municipal Obligations.”

Inverse Floating Rate Municipal Securities

The Fund may invest in inverse floating rate municipal securities or “inverse floaters,” whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, the Fund’s investment in inverse floaters likely would adversely affect the Fund’s earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. The Fund will only invest in inverse floating rate securities whose underlying bonds are rated A or higher.

Non-Investment Grade Debt Securities (Junk Bonds)

The Municipal Bond Fund invests in non-investment grade debt securities, which include medium- to low-quality municipal obligations. The Equity Allocation Fund and Defensive Allocation Fund may invest in such securities. Debt securities rated below investment grade (BB/Ba or lower) are commonly known as “high-yield,” “high risk” or “junk” bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A for a discussion of securities ratings.

(1)
Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual issuer developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, the Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in the Fund’s net asset value (“NAV”).

The value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will the Fund’s NAV. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

(2)
Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with lower yielding securities, which could result in a lower return for the Fund.

(3)
Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities’ safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by the sub-advisers than investments in investment grade debt securities. The sub-advisers employ their own credit research and analysis, which includes a study of the issuer’s existing debt, capital structure, ability to service debts and pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. The sub-advisers continually monitor the Fund’s investments and carefully evaluate whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

(4)
Liquidity and Valuation. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

The Municipal Bond Fund may invest up to 10% of its net assets in defaulted municipal obligations. Municipal obligations in the lowest rating categories may be in default and are generally regarded as having poor prospects of attaining any real investment standing. A default or expected default in a municipal obligation owned by the Fund could result in a significant decline in the value of that municipal obligation.

Investment Companies and Other Pooled Investment Vehicles

The Funds invest in other investment companies, such as mutual funds, closed-end funds, and exchange-traded funds, and in other pooled investment vehicles such as private funds. Unless an exemption applies, Section 12(d)(1) of the Investment Company Act of 1940 (“1940 Act”) generally limits investment in other investment companies to 3% of the total voting stock of any one investment company; 5% of a fund’s total assets with respect to any one investment company; and 10% of a fund’s total assets in the aggregate. The Funds are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that the Trust, on behalf of a Fund, enters into an agreement with such investment companies prior to exceeding the limits imposed by Section 12(d)(1). A Fund will only invest in other pooled investment vehicles that invest primarily in Fund-eligible investments. The Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

When a Fund invests in other pooled investment vehicles, its shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment vehicles. Shareholders would also be exposed to the risks associated not only to the Fund, but also to the portfolio investments of the underlying investment vehicles. Shares of certain closed-end funds may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders. The underlying securities in an exchange-traded fund (“ETF”) may not follow the price movements of the industry or sector the ETF is designed to track. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile.

Payment-In-Kind Debentures and Delayed Interest Securities

The Municipal Bond Fund and Defensive Allocation Fund may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”) or may be delayed (“delayed interest securities”). Typically, during a specified term prior to the debenture’s maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., in kind rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986 (the “Code”).

Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

Real Estate Investment Trusts

The Equity Allocation Fund and Defensive Allocation Fund may invest in real estate investment trusts (“REITs”) and REIT-like entities, which are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs and REIT-like entities involves certain unique risks in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, and mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs and REIT-like entities are dependent on management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. U.S. REITs must also meet certain requirements under the Code, to avoid entity-level tax and be eligible to pass through certain tax attributes of their income to shareholders. U.S. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code that could affect their tax status.

REITs and REIT-like entities (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, and as a result, the value of such investments will fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT and REIT-like entities may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for the Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent.

Repurchase Agreements

The Funds may enter into repurchase agreements involving the types of securities eligible for purchase by the Funds. However, there is no limitation on the maturity of the securities underlying the repurchase agreements. The Funds may use repurchase agreements in lieu of purchasing money market instruments.

Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of U.S. government securities or other securities from a selling financial institution such as a bank, savings and loan association, or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

Repurchase agreements involve certain risks not associated with direct investments in debt securities. If the seller under a repurchase agreement becomes insolvent, the Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

The Fund has adopted procedures designed to minimize the risks of loss from repurchase agreement transactions. These procedures include a requirement that the Adviser effect repurchase transactions only with large, well-capitalized U.S. financial institutions that the Adviser and/or sub-advisers approve as creditworthy based on periodic review under guidelines established and monitored by the Board. In addition, the value of the collateral underlying the repurchase agreement, which the Trust’s custodian will hold on behalf of the Fund, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Short-Term Investments

The Funds will invest only in taxable short-term investments that are either (i) U.S. government securities, (ii) rated within the highest grade by Moody’s, Standard & Poor’s, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest, or (iii) taxable money market funds. See Appendix A for more information about ratings by Moody’s, Standard & Poor’s, and Fitch.

The Funds may invest in the following short-term investments, the income derived from which is generally exempt from regular federal income tax:

Bond Anticipation Notes (BANs) -- BANs are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) -- TANs are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) -- RANs are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes -- Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes -- Bank notes are issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) -- Municipal paper represents very short-term unsecured, negotiable promissory notes issued by states and municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies, and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Municipal Money Market Funds -- Municipal money market funds are money market funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Fund will bear its proportionate share of the money market fund’s fees and expenses.

The Funds may also invest in the following short-term investments, the income derived from which is generally taxable:

Certificates of Deposit (CDs) -- A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper -- Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Taxable Money Market Funds -- These funds pay interest income that is taxable on the federal and state levels. The Fund will bear its proportionate share of the money market fund’s fees and expenses.

U.S. Government Direct Obligations -- These obligations are issued by the U.S. Treasury and are backed by the full faith and credit of the United States. They include bills, notes, and bonds. Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity. Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years. Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities -- Certain federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies’ right to borrow from the Treasury. There can be no assurance that the U.S. Government itself will pay interest and principal on securities as to which it is not legally so obligated.

The Municipal Bond Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to invest temporarily up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Interest on each instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Other Corporate Obligations -- The Fund may purchase notes, bonds, and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

Special Corporate Situation Investments

The Equity Allocation Fund and Defensive Allocation Fund may invest a portion of its total assets in securities of companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies’ equity securities. Such situations could include, among other developments, a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, a reorganization, or the sale of a division; the spinoff of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The primary risk of this type of investing is that if the contemplated event does not occur or if a proposed transaction is abandoned, revised, or delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price the Fund paid.

In general, securities that are the subject of a special corporate situation sell at a premium to their market prices immediately following the announcement of the situation. However, the increased market price of these securities may nonetheless represent a discount from what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the following occur: (1) the discount significantly overstates the risk of the contingencies involved; (2) the discount significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or (3) the discount fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror, as well as the dynamics of the business climate when the offer or proposal is in progress.

The Fund’s special corporate situation investments may tend to increase its portfolio turnover ratio and thereby increase brokerage commissions and other transaction expenses. However, the Adviser attempts to select investments of the type described that, in its view, also have a reasonable prospect of significant capital appreciation over the long term.

Standby Commitments

The Municipal Bond Fund and Defensive Allocation Fund may obtain standby commitments when it purchases municipal obligations. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period. The Fund will acquire standby commitments solely to facilitate portfolio liquidity and not with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by the Fund should exceed the current value of the underlying securities, the Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund’s business relationship with the issuer. The Fund will enter into standby commitments only with banks and securities dealers that, in the opinion of a sub-adviser, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when the Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Standby commitments will be valued at zero in determining the Fund’s NAV.

Structured Notes

The Municipal Bond Fund and Defensive Allocation Fund may invest in structured notes, including “total rate of return swaps” with rates of return determined by reference to the total rate of return on one or more loans references in such notes. The rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage that magnifies the potential for gain and the risk of loss because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of the structured note.

Variable, Floating, and Fixed Rate Debt Obligations

The debt obligations in which a Fund may invest may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three- month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer- term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity plus accrued interest. In order to most effectively use these securities, the sub-advisers must correctly assess probable movements in interest rates. If the sub-advisers incorrectly forecast such movements, the Fund could be adversely affected by use of variable and floating rate securities.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

When-Issued and Delayed-Delivery Transactions

The Municipal Bond Fund and Defensive Allocation Fund may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. The Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

The purchase of securities on a when-issued or delayed delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. In addition, the Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund’s total assets that are subject to market risk, resulting in increased sensitivity of NAV to changes in market prices. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund’s purchase commitments. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. The Fund will only make commitments to purchase municipal obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if it is deemed advisable.

The Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called “forwards.” Municipal forwards pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If the Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate.

Zero Coupon Bonds

The Funds may invest in zero coupon and step coupon securities. Zero coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Temporary Investments

During periods of adverse market or economic conditions, the Funds may temporarily invest all or a substantial portion of their assets in cash equivalents, high-quality fixed-income securities and money market instruments, and shares of money market mutual funds, or the Funds may hold cash. At such times, the Funds would not be pursuing their stated investment objective with their usual investment strategies. The Funds may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less) and may include U.S. government securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. government securities. In lieu of purchasing money market instruments, the Funds may purchase shares of money market mutual funds, subject to certain limitations imposed by the 1940 Act. Each Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Fund.

Cyber Security

Investment companies, such as the Funds, and their service providers may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, sub- advisers, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Funds to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investments in such portfolio companies to lose value.

INVESTMENT RESTRICTIONS

The Funds have adopted various restrictions on its investment activities, certain of which are fundamental policies and cannot be changed without approval by the holders of a majority of each Fund’s outstanding voting shares, as defined by the 1940 Act. Such a majority means the affirmative vote of the lesser of the holders of (1) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of at least 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund. Under its fundamental policies, each Fund may not:

•
With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations do not apply to investments in U.S. government securities and securities of other investment companies.

•
Invest more than 25% of the value of its total assets in the securities of issuers engaged in any single industry or group of industries, provided that this does not apply to U.S. government securities, repurchase agreements collateralized by U.S. government securities, municipal obligations issued by governments or political subdivisions of governments, or securities of other investment companies.

•
Purchase or sell commodities, except (i) to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended, interpreted from time to time and (ii) that the Fund may purchase and sell securities issued by companies that own or invest in commodities or commodities contracts, commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts, and swaps.

•
Purchase or sell real estate or interests therein, or purchase oil, gas, or other mineral leases, rights or royalty contracts or development programs, other than as may be acquired as a result of ownership of securities or other instruments, except that the Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

•
Issue senior securities as defined by the 1940 Act or borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

•	Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

•
Make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets.

Under its fundamental policies, the Municipal Bond Fund may not:

•	Under normal market conditions, invest less than 80% of its total assets in municipal securities that pay income that is exempt from regular federal personal income tax.

The Funds have adopted the following additional investment restrictions, which are not fundamental and that the Board may change without shareholder approval. Under these restrictions, the Funds may not:

•	Hold securities that are illiquid, including repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the value of the Fund’s net assets would be so invested.

Under these restrictions, Global Equity Fund may not:

•
Pursuant to Rule 35d-1 under the 1940 Act, change its investment policy of investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities without providing 60 days prior notice to shareholders.

Except with respect to borrowing and illiquid securities, all percentage limitations on each Fund’s investment practices set forth in this SAI and in the Prospectus apply at the time of an investment or a transaction, and a subsequent change in percentage resulting from a change in value of the investment or the total value of the Fund’s assets will not constitute a violation of such restriction.

With respect to borrowing, the 1940 Act permits a fund to borrow from any bank (including pledging, mortgaging, or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). If at any time, a fund’s borrowings exceed 33 1/3% of the value of the fund’s total assets, the fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, certain derivative instruments (such as forward and futures contracts and swap agreements), reverse repurchase agreements, firm commitment agreements, and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation, with appropriate earmarking or segregation of assets to cover such obligation.

With respect to concentration, U.S. government securities, repurchase agreements collateralized by U.S. government securities, municipal obligations issued by governments or political subdivisions of governments, and securities of other investment companies are not considered industries. To the extent, however, that the income from a municipal bond is derived from a specific project, the securities will be deemed to be from the industry of that project. Each Fund will endeavor to consider the concentration of the underlying funds in which it may invest when determining compliance with its concentration policy.

MANAGEMENT OF THE FUNDS

Board Responsibilities

The Board has the overall responsibility for monitoring the operations of the Trust and the Funds. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Funds. The Board has approved contracts under which certain companies provide essential management services to the Trust. The Board has the responsibility for supervising the services provided by those companies.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, sub-advisers, principal underwriter, administrator, and transfer agent. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks – that is, events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Fund. The Funds and their service providers employ a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence, and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (for example, the Adviser and sub-advisers are responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board and the Adviser have emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Funds, at which time certain of the Funds’ service providers present the Board with information concerning the investment objectives, strategies, and risks of the Funds, as well as proposed investment limitations for the Funds. Additionally, the Funds’ Adviser and sub-advisers provide the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser, sub-advisers, and other service providers, such as the Funds’ independent accountants, make periodic reports to the Board with respect to various aspects of risk management. The Board oversees efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and the sub-advisers and receives information about those services at its regular meetings. In addition, on an annual basis after the initial two-year term, the Board considers whether to renew the investment advisory and sub-advisory agreements and the Board meets with the Adviser and sub-advisers to review such services. Among other things, the Board regularly considers the Adviser’s and sub-advisers’ adherence to the Funds’ investment restrictions and compliance with various policies and procedures of the Funds and with applicable securities regulations. The Board also reviews information about the Funds’ investments, including, for example, portfolio holdings schedules and reports on the use of specific types of securities in managing the Funds.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of certain service providers. The report addresses (i) the operation of the policies and procedures of the Trust and each service provider since the date of the last report, (ii) any material changes to the policies and procedures since the date of the last report, (iii) any recommendations for material changes to the policies and procedures, and (iv) any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Valuation Committee reports to the Board concerning investments for which market quotations are not readily available, if any. Annually, the independent registered public accounting firm reviews with the Board’s Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From its review of these reports and discussions with the Trust’s Chief Compliance Officer, Adviser, sub-advisers, independent registered public accounting firm, and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Funds’ Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, available resources, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members and Structure of the Board

There are three members of the Board, two of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Robert Wagman serves as Chairman of the Board. The Board does not have a lead independent trustee at this time. The Board has one standing committee, the Audit Committee, which is responsible for advising the Board with respect to accounting, auditing, and financial matters affecting the Trust. The Audit Committee is chaired by an Independent Trustee and composed entirely of Independent Trustees. In addition, the Board oversees the Trust’s Valuation Committee, whose actions are reported to the Board at least quarterly and more frequently, if appropriate.

The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust including, among other things, the fact that the Independent Trustees constitute 67% of the Board, the anticipated amount of assets under management in the Trust, the number of funds and share classes overseen by the Board, the Trust’s policies and procedures as well as those of its service providers, and the experience and qualifications of its members. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Set forth below are the names, ages, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer of the Trust. The business address of each Trustee and officer is 11100 Santa Monica Blvd, Suite 600, Los Angeles, CA 90025.

Independent Trustees
Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Michael D. LeRoy Age 69	Trustee	Indefinite; since 2012	Principal, Crown Capital Advisors LLC (2000-present)	3	Advisors Series Trust (12/08-11/10)
Robert D. Taylor Age 55	Trustee	Indefinite; since 2012	Partner, Centinela Capital Partners, LLC (2006-present)	3	None
Interested Trustee
Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Robert M. Wagman* Age 65	Trustee/Chairman	Indefinite; since 2013	Retired (2015-present); Managing Director of Investment Management Services, Aspiriant, LLC (2013-2015)	3	None

*	Mr. Wagman is considered an interested person because he was employed by the Adviser within the past two years.

Officers
Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Robert J. Francais* Age 51	President	Indefinite; since 2013	Chief Executive Officer, Aspiriant, LLC (2010-present), Chief Operating Officer, Aspiriant, LLC (2008-2009)
John D. Allen Age 45	Vice President	Indefinite; since 2014	Chief Investment Officer, Aspiriant, LLC (2014-present); Client Relationship Manager, Grantham, Mayo, Van Otterloo (2009-2014)
Michael H. Kossman Age 52	Vice President	Indefinite; since 2012	Chief Operating Officer (2012 -present), Chief Compliance Officer (2008-present), Chief Financial Officer (2008-2012), Aspiriant, LLC
Douglas S. Hendrickson Age 47	Treasurer	Indefinite; since 2016
Chief Financial Officer, Aspiriant, LLC (2016-present); Acting Chief Financial Officer, Cetera Financial Group (2016-2016); Group Chief Financial Officer, Investor Services Division, Charles Schwab (2013-2015); Head of Corporate Planning, Profitability Analysis and Management Reporting, Charles Schwab (2011-2013)

Benjamin D. Schmidt Age 40	Assistant Treasurer; Secretary; Chief Compliance Officer; Anti-Money Laundering Officer	Indefinite; since 2015	Director, Aspiriant, LLC (2015-present); AVP Fund Administration, UMB Fund Services, Inc. (2000-2015)

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should serve on the Board because of his ability to review and understand information about the Trust provided by management, to identify and request other information deemed relevant to the performance of duties as a trustee, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise business judgment in a manner that serves the best interests of the Trust’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. LeRoy should serve as Trustee because of his background in business and accounting, his knowledge of the mutual fund industry, and his experience as a trustee of other investment companies.

The Board has concluded that Mr. Taylor should serve as Trustee because of his extensive business and investment industry experience, legal background, and financial accounting expertise.

The Board has concluded that Mr. Wagman should serve as Trustee because of his background in business and accounting and his knowledge of the investment management industry.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust.

Ownership of Fund Shares

The following table shows the dollar range of each Trustee’s beneficial ownership of shares of the Funds as of December 31, 2016:

Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Michael D. Le Roy	NONE	NONE
Robert D. Taylor	NONE	NONE
Robert Wagman	Over $100,000	Over $100,000

As of May 31, 2017, the Trustees and officers as a group owned less than 1% of the shares of each class of the Fund.

Compensation

Effective August 3, 2016, each Trustee is paid an annual $40,000 retainer, as well as $2,000 for (i) each telephonic meeting of the Trust’s Board that he or she attends and (ii) any other telephonic communication for which the Independent Trustees approve such payment. Prior to August 3, 2016, the annual retainer was $35,000 and the Trust compensated only Independent Trustees. Effective August 3, 2016, the Chair of the Audit Committee is paid an additional $7,500 per year. Previously, the Chair of the Audit Committee was paid an additional $5,000 per year. The following table shows the compensation paid to each Independent Trustee for the Trust’s fiscal year ended February 28, 2017:

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex*
Michael D. Le Roy	$43,750	--	--	$43,750
Robert D. Taylor	$37,500	--	--	$37,500
Robert M. Wagman	$20,000	--	--	$20,000
Karyn Williams**	$17,500	--	--	$17,500

*	The Trust is the only registered investment company in the “Fund Complex”.
**	Effective July 29, 2016, Karyn Williams resigned her position as a Trustee of the Trust.

CODES OF ETHICS

The Trust, Adviser, sub-advisers, and principal underwriter have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Funds, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Funds’ investment activities.

INVESTMENT ADVISER

The Adviser is owned by its key employees and has 62 equity partners. The Adviser provides investment advisory services to the Funds pursuant to the terms of an investment advisory agreement between the Adviser and the Trust. The agreement has an initial two-year term and may be continued in effect from year to year thereafter with the approval of (1) the Board or (2) vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), provided that in either event the continuance must also be approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder. For the services it provides pursuant to the advisory agreement, the Adviser is entitled to a fee calculated at an annual rate based on the Fund’s average daily net assets. The Adviser is responsible for paying the sub-advisers for their services to the Fund.

Equity Allocation Fund. For the fiscal year ended February 28, 2017, the Equity Allocation Fund paid advisory fees to the Adviser in the amount of $1,900,276, which represents an annual effective rate of 0.32% based on the Fund’s average daily net assets. Effective August 5, 2016, the Adviser is entitled to an advisory fee calculated at an annual rate of 0.24% of the Fund’s average daily net assets. From July 1, 2016 through August 4, 2016, the Adviser was entitled to an advisory fee computed at an annual rate of 0.40% of the Fund’s average daily net assets. From November 1, 2015 through June 30, 2016, the Adviser was entitled to an advisory fee computed at an annual rate of 0.50% of the Fund’s average daily net assets. From August 1, 2015 through October 31, 2015, the Adviser was entitled to an advisory fee computed at an annual rate of 0.60% of the Fund’s average daily net assets. From May 1, 2015 through July 31, 2015, the Adviser was entitled to an advisory fee computed at an annual rate of 0.75% of the Fund’s average daily net assets. From December 15, 2014 through April 30, 2015, the Adviser was entitled to an advisory fee calculated at an annual rate of 0.95% of the Fund’s average daily net assets. From the commencement of operations through December 14, 2014, the Adviser was entitled to an advisory fee calculated at an annual rate of 1.34% of the Fund’s average daily net assets. For the fiscal years ended February 29, 2016 and February 28, 2015, the Equity Allocation Fund paid the Adviser $2,395,034, and $2,987,675, respectively, for the advisory services it provided.

Municipal Bond Fund. For the fiscal year ended February 28, 2017, the Municipal Bond Fund paid advisory fees to the Adviser in the amount of $2,406,803, which represents an annual effective rate of 0.30% based on the Fund’s average daily net assets. Effective August 5, 2016, the Adviser is entitled to an advisory fee calculated at an annual rate of 0.27% of the Fund’s average daily net assets. From July 1, 2016 through August 4, 2016, the Adviser was entitled to an advisory fee calculated at an annual rate of 0.30% of the Fund’s average daily net assets. From November 1, 2015 through June 30, 2016, the Adviser was entitled to an advisory fee calculated at an annual rate of 0.35% of the Fund’s average daily net assets. From the commencement of operations through October 31, 2015, the Adviser was entitled to an advisory fee calculated at an annual rate of 0.42% of the Fund’s average daily net assets. For the fiscal year ended February 29, 2016, the Municipal Bond Fund paid the Adviser $1,404,406 for the advisory services it provided.

Defensive Allocation Fund. For the fiscal year ended February 28, 2017, the Defensive Allocation Fund paid advisory fees to the Adviser in the amount of $343,746. For the services it provides pursuant to the advisory agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets. For the fiscal year ended February 29, 2016, the Defensive Allocation Fund paid the Adviser $14,953 for the advisory services it provided.

Effective February 1, 2017, the Adviser contractually agreed to waive its advisory fee from 0.24% to 0.16% and from 0.27% to 0.24% for Equity Allocation Fund and Municipal Bond Fund, respectively, through June 30, 2018. For the fiscal year ended February 28, 2017, the Adviser waived $45,408 and $22,045 of the accrued advisory fees from the Equity Allocation Fund and Municipal Bond Fund, respectively. This arrangement may be terminated only by the Trust’s Board of Trustees.

Pursuant to an administrative services agreement with the Trust, the Adviser is entitled to a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets for providing administrative services to the Funds. Such services include the review of shareholder reports and other filings with the SEC; oversight and management of the Fund’s primary service providers; periodic due diligence reviews of the Funds’ primary service providers; coordination and negotiation of all of the contracts and pricing relating to the Fund’s primary service providers; providing information to the Independent Trustees relating to the review and selection of the Funds’ primary service providers; coordination of quarterly and special board meetings; and all such other duties or services necessary for the appropriate administration of the Funds. For the administrative services it provided during fiscal year ended February 28, 2017, the Adviser was entitled to $584,491, $810,607 and $344,270, from the Equity Allocation Fund, Municipal Bond Fund and Defensive Allocation Fund, respectively. The Adviser voluntarily waived $409,442, $567,791 and $241,143 of the accrued administrative services fees during fiscal year ended February 28, 2017 by the Equity Allocation Fund, Municipal Bond Fund and Defensive Allocation Fund, respectively. For the administrative services it provided during fiscal year ended February 29, 2016, the Adviser was entitled to $370,622, $369,708 and $14,945, from the Equity Allocation Fund, Municipal Bond Fund and Defensive Allocation Fund, respectively. The Adviser voluntarily waived $144,281, $258,652 and $10,459 of the accrued administrative services fees during fiscal year ended February 29, 2016 by the Equity Allocation Fund, Municipal Bond Fund and Defensive Allocation Fund, respectively. For the fiscal year ended February 28, 2015, the Equity Allocation Fund paid the Adviser $239,945 for the administrative services it provided.

Pursuant to an exemptive order from the SEC and subject to certain conditions, including Board approval, the Adviser may hire an unaffiliated sub-adviser for the Fund or materially amend an agreement with the Fund’s unaffiliated sub-adviser without obtaining shareholder approval. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This manager of managers arrangement enables the Fund to operate with greater efficiency and without incurring the expense and delay associated with obtaining shareholder approval of sub-advisory agreements. The arrangement does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligations under the advisory agreement with the Trust without shareholder approval. The Adviser has ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination, and replacement.

INVESTMENT SUB-ADVISERS

Each sub-adviser provides investment sub-advisory services to the Fund pursuant to the terms of an investment sub-advisory agreement between the Adviser and the respective sub-adviser. Each agreement has an initial two-year term and may be continued in effect from year to year thereafter with the approval of (1) the Board or (2) vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), provided that in either event the continuance must also be approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. Each agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

Acadian is a subsidiary of OMAM Affiliate Holdings LLC, which is an indirectly wholly owned subsidiary of OM Asset Management plc, a publicly listed company on the NYSE. For the services provided pursuant to its sub-advisory agreement, Acadian is entitled to a fee at an annual rate based on the average daily net assets allocated to the Equity Allocation Fund’s strategy that Acadian manages.

Aperio is majority owned by its four partners who are also active employees. For the services provided pursuant to its sub-advisory agreement, Aperio is entitled to a fee at an annual rate based on the average daily net assets allocated to the Equity Allocation Fund’s strategy that Aperio manages.

Nuveen is a subsidiary of Nuveen Fund Advisors, LLC, which is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America. For the services provided pursuant to its sub-advisory agreement, Nuveen is entitled to a fee at an annual rate based on the average daily net assets of the Municipal Bond Fund that Nuveen manages.

WellsCap is a wholly-owned subsidiary of Wells Fargo Asset Management Holdings, LLC, and is indirectly wholly owned by Wells Fargo & Company, a publicly listed company. WellsCap provides sub-advisory services to the Municipal Bond Fund and, through its wholly-owned subsidiary Analytic Investors, LLC, to the Equity Allocation Fund. For the services provided pursuant to its sub-advisory agreement, WellsCap is entitled to a fee at an annual rate based on the average daily net assets of the Equity Allocation Fund and Municipal Bond Fund that WellsCap manages.

For the fiscal year ended February 28, 2017, the Adviser paid, in the aggregate, $665,723 to the sub-advisers for the services they provided to the Equity Allocation Fund, which represents an annual rate of 0.11% based on average daily net assets. For the fiscal year ended February 29, 2016, the Adviser paid, in the aggregate, $1,507,548 to the sub-advisers for the services they provided to the Equity Allocation Fund, which represents an annual rate of 0.41% based on average daily net assets. For the fiscal year ended February 28, 2015, the Adviser paid, in the aggregate, $2,114,735 to the sub-advisers for the services they provided to the Equity Allocation Fund, which represents an annual rate of 0.88% based on average daily net assets.

For the fiscal year ended February 28, 2017, the Adviser paid, in the aggregate, $1,623,287 to the sub-advisers for the services they provided to the Municipal Bond Fund, which represents an annual rate of 0.20% based on average daily net assets. For the fiscal year ended February 29, 2016, the Adviser paid $898,902 to the sub-advisers for the services they provided to the Municipal Bond Fund, which represents an annual rate of 0.24% based on average daily net assets.

PORTFOLIO MANAGERS

Other Accounts Managed

The following tables provides information about other accounts managed by the Funds’ portfolio managers as of February 28, 2017.

ASPIRIANT	Total Accounts		Accounts With Performance-Based Fees
Portfolio Manager	Number	Assets (in Millions)	Number	Assets (in Millions)
John Allen
Registered Investment Companies	-	$-	-	$-
Other Pooled Investment Vehicles	4	$265	-	$-
Other Accounts	-	$-	-	$-
David Grecsek
Registered Investment Companies	-	$-	-	$-
Other Pooled Investment Vehicles	4	$265	-	$-
Other Accounts	-	$-	-	$-
Marc Castellani
Registered Investment Companies	-	$-	-	$-
Other Pooled Investment Vehicles	4	$265	-	$-
Other Accounts	-	$-	-	$-

ACADIAN*	Total Accounts		Accounts With Performance-Based Fees
Portfolio Manager	Number	Assets (in Millions)	Number	Assets (in Millions)
Brendan O. Bradley
Registered Investment Companies	15	$7,667	1	$1,513
Other Pooled Investment Vehicles	79	$22,907	11	$2,691
Other Accounts	178	$48,669	18	$5,914
Ryan D. Taliaferro
Registered Investment Companies	15	$7,667	1	$1,513
Other Pooled Investment Vehicles	79	$22,907	11	$2,691
Other Accounts	178	$48,669	18	$5,914
Mark J. Birmingham
Registered Investment Companies	15	$7,667	1	$1,513
Other Pooled Investment Vehicles	79	$22,907	11	$2,691
Other Accounts	178	$48,669	18	$5,914
Dan M. Le
Registered Investment Companies	15	$7,667	1	$1,513
Other Pooled Investment Vehicles	79	$22,907	11	$2,691
Other Accounts	178	$48,669	18	$5,914

*
For all core equity products offered by the firm, including the subject strategy, Acadian manages a single process that is custom-tailored to the objectives of its clients. The investment professionals shown above function as part of a core equity team of 27 portfolio managers, all of whom are responsible for working with the dedicated research team to develop and apply quantitative techniques to evaluate securities and markets and for final quality-control review of portfolios to ensure mandate compliance. The data shown for these managers reflect firm-level numbers of accounts and assets under management, segregated by investment vehicle type.

APERIO	Total Accounts		Accounts With Performance-Based Fees
Portfolio Manager	Number	Assets (in Millions)	Number	Assets (in Millions)
Ran Leshem
Registered Investment Companies	5	$815	-	$-
Other Pooled Investment Vehicles	-	$-	-	$-
Other Accounts	3,155	$16,055	-	$-
Robert Tymoczko
Registered Investment Companies	5	$815	-	$-
Other Pooled Investment Vehicles	-	$-	-	$-
Other Accounts	3,155	$16,055	-	$-
Sandeep Gangadhara
Registered Investment Companies	5	$815	-	$-
Other Pooled Investment Vehicles	-	$-	-	$-
Other Accounts	3,155	$16,055	-	$-

NUVEEN	Total Accounts		Accounts With Performance-Based Fees
Portfolio Manager	Number	Assets (in Millions)	Number	Assets (in Millions)
John V. Miller
Registered Investment Companies	10	$23,030	-	$-
Other Pooled Investment Vehicles	10	$220	-	$-
Other Accounts	12	$12	-	$-
Paul L. Brennan
Registered Investment Companies	10	$17,395	-	$-
Other Pooled Investment Vehicles	1	$36	-	$-
Other Accounts	2	$53	-	$-
Douglas M. Baker
Registered Investment Companies	7	$6,599	-	$-
Other Pooled Investment Vehicles	2	$81	-	$-
Other Accounts	524	$610	-	$-

WELLSCAP	Total Accounts		Accounts With Performance-Based Fees
Portfolio Manager	Number	Assets (in Millions)	Number	Assets (in Millions)
Harin de Silva
Registered Investment Companies	16	$7,010	-	$-
Other Pooled Investment Vehicles	18	$2,262	3	$241
Other Accounts	31	$7,654	2	$296
Dennis Bein
Registered Investment Companies	13	$3,586	-	$-
Other Pooled Investment Vehicles	18	$2,262	3	$241
Other Accounts	30	$7,327	2	$296
Ryan Brown
Registered Investment Companies	8	$1,968	-	$-
Other Pooled Investment Vehicles	6	$442	2	$75
Other Accounts	19	$5,124	1	$264
Lyle Fitterer
Registered Investment Companies	11	$19,702	-	$-
Other Pooled Investment Vehicles	-	$-	-	$-
Other Accounts	103	$12,898	-	$-
Robert Miller
Registered Investment Companies	8	$9,597	-	$-
Other Pooled Investment Vehicles	-	$-	-	$-
Other Accounts	7	$597	-	$-

Portfolio Manager Compensation

Aspiriant. John Allen, David Grecsek and Marc Castellani are compensated with base compensation, bonus (a percentage of base compensation), and a share purchase incentive (bonus based on percentage of profit of the Adviser divided by shareholders per capita).

Acadian. Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership.

 Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance. Since portfolio management in Acadian equity strategies is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability. This helps to ensure an “even playing field” as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients rather than only for select accounts.

Aperio. Aperio seeks to provide a competitive base salary plus bonus system of compensation for all employees. Bonus awards are highly dependent on overall firm profitability and individual contribution, and are awarded annually. In addition, the firm provides additional long term compensation for key staff members. As an index firm, compensation is not linked to portfolio performance. Portfolio managers also receive health insurance, vision and retirement plan benefits (i.e., 401(k) plan matching) in the same manner as all other salaried employees.

Nuveen. Portfolio manager compensation consists primarily of base pay, an annual cash bonus, and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of Nuveen. A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three- or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen, including certain portfolio managers, have received profits interests in Nuveen that entitle their holders to participate in the firm’s growth over time.

WellsCap. The compensation structure for WellsCap’s portfolio managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. WellsCap participates in third party investment management compensation surveys in order to provide WellsCap with market-based compensation information to help support individual pay decisions. Incentive bonuses are typically tied to relative, pre-tax investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In addition, employees who meet eligibility requirements may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Material Conflicts of Interest

Aspiriant. While the compensation of portfolio managers is not tied to the performance of the Fund, the portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. The Adviser’s trade allocation policy is to aggregate client transactions, including the Fund’s, where possible when it is believed that such aggregation may facilitate the Adviser’s duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client’s participation in the transaction. The Adviser generally allocates securities among client accounts according to each account’s pre-determined participation in the transaction. The Adviser’s policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). The Adviser prohibits late trading, frequent trading and/or market timing in the Fund and monitors trades daily to ensure this policy is not violated.

Acadian. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, such as the Fund, other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts, which may have different investment guidelines and objectives. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies to the Fund, may track the same benchmarks or indexes that the Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the compliance team.

Aperio. Aperio manages accounts for many different clients and has a fiduciary duty to place its clients’ interests ahead of its own under all circumstances, and to not favor one client over another. In order to balance any competing interests that may exist, the procedures for managing accounts are required to be applied consistently across all accounts. Specifically, Aperio manages all accounts separately and transacts only in seasoned liquid securities, and does not participate in initial public offerings. Trades are executed separately as well, which eliminates the possible conflict that can occur when allocating security trades across multiple accounts. In addition, Aperio does not receive incentive-based fees on any account.

The prioritizing of when accounts are traded is determined by the requirements of each account, including, for example, the need to manage cash flows into and out of an account, reinvest cash from income and corporate actions, tax considerations, changes in account composition due to screening, and opportunities for improvement in tracking error relative to the benchmark consistent with account objectives and guidelines. While the timing of when an account is rebalanced may affect the price at which securities are traded in a particular account, the order of rebalancing is determined by the prioritization described above and not by any market timing considerations.

Aperio also monitors the securities transactions of each company employee in order evaluate potential conflicts of interest with clients in connection with an employee’s personal trading activities.

Nuveen. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

WellsCap. WellsCap portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Ownership of Fund Shares

The following table shows the dollar range of each portfolio manager’s beneficial ownership of shares of the Funds as of February 28, 2017:

Name	Dollar Range of Fund Shares Owned
John Allen	$100,001-$500,000
David Grecsek	$10,001-$100,000
Marc Castellani	$1-$10,000
Brendan O. Bradley	NONE
Ryan D. Taliaferro	NONE
Mark J. Birmingham	NONE
Dan M. Le	NONE
Ran Leshem	NONE
Robert Tymoczko	NONE
Sandeep Gangadhara	NONE
John V. Miller	NONE
Paul L. Brennan	NONE
Douglas M. Baker	NONE
Harin de Silva	NONE
Dennis Bein	NONE
Ryan Brown	NONE
Lyle Fitterer	NONE
Robert Miller	NONE

PRINCIPAL UNDERWRITER AND OTHER SERVICE PROVIDERS

Principal Underwriter

UMB Distribution Services, LLC, located at 235 West Galena St., Milwaukee, WI 53212, serves as the Trust’s principal underwriter. Shares of the Funds are distributed on a continuous basis at their current NAV per share, without imposition of any front-end or contingent deferred sales charge, by the principal underwriter.

Transfer Agent

UMB Fund Services, Inc., located at 235 West Galena St., Milwaukee, WI 53212, serves as the Trust’s transfer agent and dividend disbursing agent. Shareholders of the Trust may contact the transfer agent with any questions regarding their transactions in shares of the Trust and account balances.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, located at 555 East Wells Street, Milwaukee, WI 53202, is the independent registered public accounting firm of the Trust and is responsible for conducting the annual audit of the financial statements of the Trust. The selection of the independent registered public accounting firm is approved annually by the Board.

Custodian and Fund Accounting Agent

JPMorgan Chase Bank, N.A., located at Seaport Center, 70 Fargo Street, Boston, MA 02210-1950, serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining subcustodians, including in connection with the custody of foreign securities. Cash held by the custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. JPMorgan Chase Bank, N.A., also serves as the Trust’s fund accounting agent and provides various accounting services necessary for the operations of the Trust including the maintenance of the fund’s general ledger and the determination of NAV.

Administrator

UMB Fund Services, Inc., located at 235 West Galena St., Milwaukee, WI 53212, serves as the Trust’s administrator and provides various administrative and accounting services necessary for the operations of the Trust including supervising the maintenance of the fund’s general ledger, the preparation of the fund’s financial statements, the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Trust pays the administrator an annual fee based on the Funds’ average net assets. For the fiscal year ended February 28, 2017, the Equity Allocation Fund, Municipal Bond Fund and Defensive Allocation Fund paid the administrator $184,513, $263,504, and $116,332, respectively.

Legal Counsel

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as counsel to the Trust.

DETERMINATION OF NET ASSET VALUE

NAV is determined as of the regularly scheduled close of normal trading on the NYSE (generally 4:00 p.m. Eastern time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem shares have been received. The NYSE currently observes the following holidays: New Year’s Day, Martin Luther King Jr. Day (third Monday in January), Presidents Day (third Monday in February), Good Friday (Friday before Easter), Memorial Day (last Monday in May), Independence Day, Labor Day (first Monday in September), Thanksgiving Day (fourth Thursday in November), and Christmas Day.

NAV per share is computed by dividing the value of a Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of the Fund’s shares outstanding. In computing NAV, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter (“OTC”) market are valued on the basis of the last sales price as reported by NASDAQ®. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ®. Stock options and stock index options traded on national securities exchanges or on NASDAQ® are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board. A pricing service may be used to determine the fair value of securities held by the Fund. Any such service might value the investments based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data-processing techniques, a matrix system, or both to determine valuation. The Board will review and monitor the methods such services use to assure itself that securities are valued at their fair values.

The values of securities held by the Fund and other assets used in computing NAV are determined as of the time at which trading in such securities is completed each day. That time, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Disclosure Policy applies to the Trust and the Adviser, sub-advisers, and other service providers involved in the administration, operation, or custody of the Fund (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser and sub-advisers to the Fund’s shareholders.

The Trust discloses its portfolio holdings in regulatory filings, including shareholder reports, reports on Form N-Q, and such other filings, reports or disclosure documents as may be required by law. The Trust may in the future post its portfolio holdings on a monthly basis to a website. The Adviser, along with the Trust’s administrator, is responsible for disclosure of portfolio holdings to Service Providers (which may also include auditing services, proxy voting and other services, such as disclosure to a rating or ranking organization). To ensure that the disclosure of the Trust’s portfolio holdings is in the best interests of shareholders, and to avoid any potential or actual conflicts of interest with Service Providers, the disclosure of the Trust’s portfolio holdings for a legitimate business purpose will be approved by the Board in advance of the disclosure, other than with respect to disclosure to existing Service Providers in connection with their provision of services to the Trust. In the event that the Trust or a Service Provider discloses the Trust’s portfolio holdings to a selected third-party for a legitimate business purpose prior to the release of the Trust’s portfolio holdings to the public, such third party shall be required to execute a confidentiality agreement that, among other things, prohibits trading on such information.

The Funds and their Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser, a sub-adviser, or any affiliated person of the Adviser or sub-adviser) in connection with the disclosure of portfolio holdings information of the Funds. The Funds’ Disclosure Policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. Portfolio holdings information will be deemed public when it has been posted to the Funds’ public website or in periodic regulatory filings on the SEC’s website (www.sec.gov).

All portfolio holdings information that has not been disseminated in a manner making it available to investors generally is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Adviser, sub-advisers, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract; (ii) brokers who execute trades for the Fund; (iii) evaluation service providers; and (iv) shareholders requesting in-kind redemptions.

TAX INFORMATION

The following information supplements and should be read in conjunction with the tax section in the Funds’ Prospectus. In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect the Funds and their shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company.

Each Fund is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify and elects to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. If so qualified, each Fund will generally not be subject to federal income taxes on that part of its net investment income and net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that it timely distributes to its shareholders.

Certain federal income and excise taxes would be imposed on a Fund if it fails to make certain required distributions of its income to shareholders. The Funds intend, however, to make distributions in a manner that will avoid the imposition of any such taxes. If, however, for any taxable year a Fund fails to qualify for treatment as a RIC, such Fund would be subject to federal corporate income tax on its taxable income. To qualify for such tax treatment, a Fund, among other things, must generally (a) make distributions to shareholders each year in a timely manner at least equal to the sum of (1) 90% of its “investment company taxable income” as defined in the Code (computed without regard to the dividends-paid deduction) and (2) 90% of its net tax-exempt income, if any, (b) derive at least 90% of its gross income from dividends, interest, payments received with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, other income derived with respect to the Fund’s business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (generally, publicly traded partnerships other than those where at least 90% of their gross income is gross income that would otherwise be qualifying gross income for a RIC) (the “Qualifying Income Test”); and (c) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer, and (ii) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If a Fund qualifies as a RIC and meets the distribution requirement described above, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

If a Fund has a net capital loss for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. A Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Notwithstanding the distribution requirement described above, which generally only requires the Funds to distribute at least the sum of 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least the sum of 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Fund intends to make sufficient distributions in a timely manner to avoid liability for the federal excise tax, but can make no assurances that all such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid federal income or excise tax liability when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

Federal Income Tax Treatment of Dividends and Distributions.

Shareholders subject to federal income taxation will generally have to pay any applicable federal income taxes on the dividends and capital gains distributions they receive from a Fund, whether paid in cash or reinvested in additional shares of the Fund. Dividends and capital gains distributions may also be subject to applicable state and local taxes. Dividends derived from net investment income or net realized short-term capital gains generally will be taxable to shareholders as ordinary income for federal income tax purposes, although under certain circumstances dividends may be treated as qualified dividend income, as described below. Distributions by the Funds of their net capital gains that are reported as capital gain dividends by the Funds will be taxable to individual shareholders as long-term capital gains, currently set at a maximum rate of 20% regardless of how long shareholders have held their shares of the Fund. For individual taxpayers and certain other noncorporate shareholders, long-term capital gains are generally taxed at rates of up to 20%. Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

Depending on the composition of a Fund’s income, the entire amount or a portion of the dividends paid by the Fund from net investment income may be reported as “qualified dividend income,” which is taxable to individual shareholders at long-term capital gains rates, provided that certain holding-period requirements are met. In general, dividend income of the Fund distributed to shareholders may be reported as qualified dividend income to the extent that the Fund’s income consists of qualified dividend income. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. In general, qualified dividend income includes dividends paid by U.S. corporations and certain foreign corporations. However, the lower tax rate will apply only if the individual shareholder holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. In addition, an individual shareholder would not benefit to the extent that he or she is obligated (e.g., pursuant to a short sale or securities lending arrangement) to make related payments with respect to positions in substantially similar or related property. Distributions that the Funds receive from an ETF or an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Depending on the composition of a Fund’s income, the entire amount or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends-received deduction allowable to qualifying U.S. corporate shareholders (the “dividends-received deduction”). In general, dividend income of a Fund distributed to qualifying corporate shareholders will be eligible for the dividends-received deduction only to the extent that the Fund’s income consists of dividends paid by U.S. corporations. However, a corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. In addition, a corporate shareholder would not benefit to the extent that it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. Furthermore, the dividends-received deduction will be disallowed to the extent that a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of (and in reduction of ) your tax basis in the shares, and any such amount in excess of that basis will be treated as gain from the sale or exchange of shares. A taxable shareholder may wish to avoid investing in a Fund shortly before a distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

Each year, shareholders of the Fund will be sent information on dividends and capital gains distributions for tax purposes, including information as to the portion eligible for treatment as ordinary income, the portion taxable as long-term capital gains, the amount of dividends that are reported as qualified dividend income, and the amount of dividends eligible for the dividends-received deduction available for corporations.

Municipal Bond Fund.

The Code permits tax-exempt interest received by the Municipal Bond Fund to flow through as tax-exempt “exempt-interest dividends” to the Fund's shareholders, provided that the Fund qualifies as a RIC and at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Code. That part of the Municipal Bond Fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be reported by the Fund as an “exempt-interest dividend” under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. That portion of the Municipal Bond Fund's dividends and distributions not reported as exempt-interest dividends will be taxable as described below.

Exempt-interest dividends derived from interest on certain “private activity bonds” will be items of tax preference, which increase alternative minimum taxable income for individuals or entities that are subject to the U.S. federal alternative minimum tax. All exempt-interest dividends may result in or increase a corporate shareholder’s liability for the federal alternative minimum tax. Bonds issued in 2009 or 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item and generally will not result in or increase a corporate shareholder’s liability for the federal alternative minimum tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Municipal Bond Fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the Municipal Bond Fund. The Municipal Bond Fund may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving exempt-interest dividends paid by the Municipal Bond Fund.

The Municipal Bond Fund may invest a portion of its portfolio in taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., the Municipal Bond Fund may purchase and sell non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire debt obligations at a market discount, acquire certain stripped tax-exempt obligations or enter into options and futures transactions. The Municipal Bond Fund's distributions of such gain or income will not be “exempt-interest dividends” and accordingly will be taxable.

Sales, Exchanges or Redemptions.

A sale, exchange, or redemption of the shares of a Fund will generally result in the recognition of any gain or loss for federal income tax purposes. In general, if Fund shares are sold, exchanged, or redeemed, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than twelve months and otherwise will be treated as short-term capital gain or loss. Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions the shareholder receives with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains). For purposes of determining whether shares in the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income”, including interest, dividends and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund). “Net investment income” does not include distributions of exempt-interest.

The Funds (or their administrative agents) are generally required to report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis and holding period information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. For each sale of its shares, each Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund will use the FIFO (first in, first out) method as the default cost basis method. The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of shares may not be changed after the settlement date of each such sale of a Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities.

The Funds may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether income, gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Under Section 1256 of the Code, any gain or loss realized by the Funds from certain foreign currency forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options, as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of a Fund’s taxable year will be treated as sold for their then-fair market value and thus result in additional gain or loss to the Fund (without the concurrent receipt of cash) characterized in the manner described above. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Offsetting positions the Funds hold with respect to certain property may constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Sections 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. All or a portion of any short- or long-term capital gain from certain “straddle” transactions may be recharacterized as ordinary income. Losses on straddles may be deferred.

If a Fund were treated as entering into “straddles” by reason of engaging in certain forward contracts or options transactions, such “straddles” would be characterized as “mixed straddles” if the forward contracts or options transactions comprising a part of such “straddles” were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to “mixed straddles.” Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the “straddle” and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the “straddle” and conversion transaction rules, short-term capital loss on “straddle” positions may be recharacterized as long-term capital loss, long-term capital gains from such positions may be treated as short-term capital gains, and any capital gains from such positions may be treated as ordinary income.

In the event of short sales of an appreciated financial position, which sales constitute constructive sales under Section 1259 of the Code, a Fund must recognize a gain as if the position were sold, assigned, or otherwise terminated at its market value as of the date of the short sale and immediately repurchased. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on that position to reflect the gain recognized on the short sale. A Fund’s holding period in the position would begin as if the Fund had first acquired the position on the date of the short sale.

If a Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its returns from these investments.

Ordinarily, gains and losses realized by a Fund from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency-denominated bank deposits) and non-U.S.-dollar-denominated securities (including debt instruments and certain forward contracts and options) will be treated as ordinary income or loss under Section 988 of the Code. Income or loss from transactions involving certain derivative instruments, such as certain swap transactions, will also generally constitute ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the Code. “Conversion transactions” are defined to include certain forward, futures, option, and straddle transactions, certain transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that derives less than 90% of its income from the same sources as described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

A Fund may invest in certain MLPs which may be treated as “qualified publicly traded partnerships.” Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but a Fund’s investment in one or more of such “qualified publicly traded partnerships” is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The Funds will monitor their investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that the Funds may invest in will deliver Form K-1s to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Foreign Taxes.

Dividends and interest a Fund receives on foreign investments may give rise to income withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund for that taxable year. If the Fund so elects, shareholders would be required to include a proportionate shares of those taxes in gross income as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a Fund makes the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains a Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code. If a Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

Backup Withholding.

Federal regulations generally require a Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to reportable payments, including dividends, distributions from net capital gains, and the proceeds of any redemption paid to a shareholder if such shareholder fails to certify on IRS Form W-9, IRS Form W-8BEN, or other applicable form either that the Taxpayer Identification Number (“TIN”) furnished to the Fund is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding. Furthermore, the IRS may notify a Fund to institute backup withholding if the IRS determines that a shareholder’s TIN is incorrect or if a shareholder has failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax and may be claimed as a credit on the record owner’s timely filed federal income tax return. The backup withholding rate is 28%.

Foreign Shareholders.

Foreign shareholders are generally subject to a 30% withholding tax, unless reduced or eliminated by treaty, on amounts treated as ordinary dividends from a Fund. Backup withholding will not be applied to payments that have been subject to this (or lower applicable treaty rate) withholding tax. Other rules may apply to foreign shareholders whose income from the Fund is effectively connected with the conduct of a U.S. trade or business. Such investors should consult with their own advisers regarding those rules. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year.

Unless certain foreign entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and with respect to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A foreign shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Tax-Exempt Shareholders.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Tax Shelter Reporting Regulations.

Under United States Treasury regulations, generally, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

State Taxes.

Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes. It is expect that no Fund will be liable for any corporate tax in Delaware if it qualifies as a RIC for federal income tax purposes. .

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment.

The foregoing discussion regarding federal and state income taxation is for general information only. It is based on tax laws and regulations as in effect on the date of this SAI and is subject to change by legislative or administrative action. Shareholders should consult their tax advisers concerning the federal, state, local, and foreign tax consequences of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser and sub-advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid. Fixed commissions on foreign stock-exchange transactions are generally higher than are negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the U.S.

The Adviser and sub-advisers may serve as an investment adviser to other clients. It is their practice to cause purchase and sale transactions to be allocated among the Funds and others whose assets they manage in such manner as they deem equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Funds.

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser and sub-advisers believe that a requirement always to seek the lowest commission cost could impede effective management and preclude the Adviser or sub-advisers from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser and sub-advisers rely on their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Trust’s policies, the Adviser and sub-advisers effect transactions with brokers and dealers that they believe provide the most favorable prices and are capable of providing efficient executions. The Adviser and sub-advisers may place portfolio transactions with a broker or dealer that furnishes research and other services and may pay higher commissions to brokers in recognition of research provided (or direct the payment of commissions to such brokers). Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by the Adviser and sub-advisers from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Trust directly. While such services are useful and important in supplementing its own research and facilities, the Adviser and sub-advisers believe the value of such services is not determinable and does not significantly reduce its expenses.

For the fiscal years ended February 28, 2017, February 29, 2016, and February 28, 2015, the Funds paid $187,280, $273,002 and $287,874, respectively, in aggregate brokerage commissions. During the fiscal years ended 2017, 2016, and 2015, the Funds directed $0 of brokerage transactions to brokers for research services provided and paid $0 in related commissions.

DISTRIBUTION OF FUND SHARES

The Trust has adopted a Distribution Plan for Equity Allocation Fund’s Institutional Shares pursuant to which it may directly or indirectly bear expenses relating to the distribution and marketing of its shares, including payments to financial institutions and intermediaries for services in connection with distribution, the costs of preparing, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses to potential shareholders, and promotional and incentive programs. Continuance of the plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the plan or in any agreements related to the plan. The plan requires that quarterly written reports of amounts spent under the plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The plan may not be amended to increase materially the amount that may be spent there under without approval by a majority of the outstanding shares of the Trust. All material amendments of the plan require approval by a majority of the Trustees and of the Independent Trustees.

The Distribution Plan provides that Institutional Shares of the Equity Allocation Fund pay the Trust’s principal underwriter an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares. Under the plan, the principal underwriter may retain all or a part of this fee as compensation for distribution or shareholder services it provides or it may use such fees for compensation of broker/dealers and other financial institutions and intermediaries that provide distribution or shareholder services as specified by the principal underwriter. The plan is characterized as a compensation plan since the fee will be paid to the principal underwriter without regard to the distribution expenses it incurs or the amount of payments made to broker/dealers or other financial institutions and intermediaries.

PROXY VOTING PROCEDURES

Subject to the supervision of the Board, the Funds have delegated authority to vote proxies to the Adviser, which, as applicable, has delegated such authority to the sub-advisers with respect to the assets of the Funds each manages. With respect to the Equity Allocation Fund, the proxy voting policies and procedures of Acadian, Aperio, and WellsCap are attached as Appendix B.

The Municipal Bond Fund invests its assets primarily in municipal bonds. On rare occasions the Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Municipal Bond Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, the sub-advisers may pursue the Municipal Bond Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. The sub-advisers do not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provide reports to the Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the Municipal Bond Fund were to receive a proxy issued by a cash management security, the sub-advisers would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Board or its representative. A member of each sub-adviser’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Board and made available to shareholders as required by applicable rules.

The Defensive Allocation Fund invests primarily in underlying funds. In the rare event that an underlying fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Board or its representative. A member of the Adviser’s administration team would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Board and made available to shareholders as required by applicable rules

The same process described above for the Defensive Allocation Fund would be applied by the Adviser with respect to assets of the Equity Allocation Fund and Municipal Bond Fund that it invests in underlying funds rather than allocating the assets to a sub-adviser.

Each year, the Funds make available the actual voting records relating to portfolio securities held by the Funds during the 12-month period ending June 30 without charge, upon request, by calling 1-877-997-9971 or by accessing the SEC’s website at www.sec.gov.

GENERAL INFORMATION

Description of Shares

The Trust is authorized to issue an unlimited number of shares of beneficial interest, with or without par value. Currently, the Trust consists of three series of shares: Aspiriant Risk-Managed Equity Allocation Fund, representing two classes of shares, and Aspiriant Risk-Managed Municipal Bond Fund and Aspiriant Defensive Allocation Fund, each representing a single class of shares. However, the Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust) and, subject to applicable rules, may establish additional classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

Shareholders of all series of the Trust are entitled to vote together on the election or removal of Trustees and the ratification of the Trust’s independent registered public accounting firm when shareholders vote on those matters. Shareholders are also entitled to vote on other matters as required by the 1940 Act, the Trust’s Declaration of Trust, the Trust’s By-Laws, or any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. On these other matters, shares of each Fund will generally vote as a separate class from any other series of the Trust’s shares. Each share (and fractional share) is entitled to one vote (or fraction thereof). However, if shares of more than one series vote together on a matter as a single class, each share (or fraction thereof) will be entitled to the number of votes that equals the net asset value of such share (or fraction thereof) determined as of the applicable record date.

Trustee and Officer Liability

Under the Trust’s Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims, and expenses arising from any threatened, pending, or completed action, suit, or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees, or agents of the Trust, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

PRINCIPAL HOLDERS

As of May 31, 2017, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Fund:

Fund	Shareholder/Address	Percentage of Ownership
Equity Allocation Fund – Advisor Shares	Charles Schwab & Co Attn Mutual Funds 211 Main St San Francisco CA 94105	93.94%
Municipal Bond Fund	Charles Schwab & Co Attn Mutual Funds 211 Main St San Francisco CA 94105	95.87%
Defensive Allocation Fund	Charles Schwab & Co Attn Mutual Funds 211 Main St San Francisco CA 94105	95.22%

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended February 28, 2017, and the related report of Deloitte & Touche LLP, are incorporated by reference into this SAI from the Fund’s 2017 annual report to shareholders, which is available without charge upon request by calling 1-877-997-9971.

Appendix A
Ratings of Investments

Standard & Poor’s Ratings Group — A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

1.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation and the promise S&P imputes;

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Municipal Short-Term Note Ratings

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

●	Amortization schedule–the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment–the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings — A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Structured, Project & Public Finance Obligations—Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B
Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D	Default. Indicates a default. Default generally is defined as one of the following:

●	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

●
the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf’’ denotes an issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see our criteria available at www.Fitchratings.com.

In the case of public finance, the ratings do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Limitations of the Structured, Project and Public Finance Obligation Rating Scale

 Specific limitations relevant to the structured, project and public finance obligation rating scale include:

●	The ratings do not predict a specific percentage of default likelihood over any given time period.

●	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

●	The ratings do not opine on the liquidity of the issuer’s securities or stock.

●	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

●	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of each rated tranche or security.

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Limitations of the Short-Term Ratings Scale

 Specific limitations relevant to the Short-Term Ratings scale include:

●	The ratings do not predict a specific percentage of default likelihood over any given time period.

●	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

●	The ratings do not opine on the liquidity of the issuer’s securities or stock.

●	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

●	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

 Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Appendix B

Acadian Asset Management LLC

Proxy Voting

Policy

Whether Acadian will have proxy voting responsibility on behalf of a separate account client is subject to negotiation as part of the overall investment management agreement executed with each client. Should a client desire that Acadian vote proxies on their behalf, Acadian will accept such authority and agree with the client whether votes should be cast in accordance with Acadian’s proxy voting policy or in accordance with a client specific proxy voting policy. Should the client wish to retain voting responsibility themselves, Acadian would have no further involvement in the voting process but would remain available to provide reasonable assistance to the client as needed.

Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of Institutional Shareholder Services (“ISS”), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies on behalf of Acadian’s clients who have instructed Acadian to vote proxies on their behalf. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy service firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian’s voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Procedures

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy‐voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.

In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian’s Proxy Coordinator will conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, the Proxy Coordinator will seek a voting recommendation from an authorized member of our investment team and ensure the vote is cast as they instruct.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so‐called "share blocking" markets. Share‐blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, its Proxy Coordinator will prepare a report for review with a compliance officer, and senior management if needed, that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS’ independent, objective analysis of leading corporate governance practices and their support of long‐term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

Voting Process

Acadian has appointed the Head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non‐electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records specific to a client’s account are available to each client upon request.

Proxy Voting Record

Acadian’s Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617‐850‐3500 or by email at compliance‐reporting@acadian‐asset.com.

Last Updated: September 2014

APERIO’S STANDARD PROXY VOTING POLICY

Aperio will vote all proxies that, in its reasonable judgment alone, it determines affect the value of a client’s interest. In so doing, Aperio will generally cast proxy votes in favor of proposals that increase shareholder value and will generally cast against proposals having the opposite effect. The Standard Proxy Voting Policy is designed to support Aperio’s core principles:

·	Providing clients the lowest fees possible

·	Providing clients transparency in what and how they are supported

·	Encouraging transparency on the part of companies to their investors

·	Supporting good corporate governance on the part of companies in support of their shareholders

·	Support of company management as the employees of the firm charged with creating shareholder wealth

Aperio’s Standard Proxy Voting Policies are implemented through Broadridge Proxy Voting solutions and adhere to the following general guidelines:

1.
Vote with Management. Unless otherwise specified in this Proxy Policy, Aperio will “Vote With Management”. Unless specified, Aperio believes that management is in the best position to determine the needs of the company and should be given the latitude to exercise its discretion.

2.
Vote Against Management. In a limited number of circumstances, Aperio believes that best practices demand certain policies and approaches by companies that are not case dependent. In the below cases, Aperio believes that a vote Against Management’s recommendation is warranted.

a.	Environmental and Social Proposals

i.
Shareholder Proposals requesting a Report on Gene Engineered Products. Aperio supports increased corporate transparency on all issues, so will support duly filed shareholder resolutions requesting such reports.

ii.
Shareholder Proposals requesting a Report on GRI (Global Reporting Initiative) Guidelines. Aperio supports increased corporate transparency on all issues, so will support duly filed shareholder resolutions requesting such reports.

iii.
Shareholder Proposals requesting a Report on EEO (Equal Employment Opportunity; diversity reports). Aperio supports increased corporate transparency on all issues, so will support duly filed shareholder resolutions requesting such reports.

iv.
Shareholder Proposals requesting a Report/Reduce Greenhouse Gas Emissions. Aperio supports increased corporate transparency on all issues, so will support duly filed shareholder resolutions requesting such reports.

v.
Shareholder Proposals requesting a Report on charitable contributions. Aperio supports increased corporate transparency on all issues, so will support duly filed shareholder resolutions requesting such reports.

b.	Compensation

i.
Shareholder Proposal requesting the establishment of a compensation committee. Aperio supports intentional governance and compensation being such an important—and at times, controversial—issue, believes that the board should provide due process in establishing board compensation policies. Therefore, Aperio supports shareholder proposals seeking to establish a compensation committee.

ii.
Shareholder Proposals requesting increased disclosure and/or a report regarding executive compensation. Aperio supports increased corporate transparency on all issues, so will support duly filed shareholder resolutions requesting such reports.

iii.	Shareholder Proposals requesting a Report on pay disparity. Aperio supports increased corporate transparency on all issues, so will support duly filed shareholder resolutions requesting such reports.

c.	Governance

i.
Management Proposals to adopt supermajority voting requirements. Aperio supports shareholder rights and believes that attempts to dilute shareholders’ voices are not appropriate. A majority of shares in a vote should be sufficient to set company policy. Therefore, Aperio will vote against proposals to impose supermajority voting requirements.

ii.
Shareholder Proposals to eliminate supermajority vote requirements. Aperio supports shareholder rights and believes that attempts to dilute shareholders’ voices are not appropriate. A majority of shares in a vote should be sufficient to set company policy. Therefore, Aperio will support shareholder proposals to eliminate supermajority voting requirements.

iii.
Management Proposals to remove a director without cause. Aperio believes that diverse opinions are an important aspect of good governance. Directors should be able to ask questions and proffer opinions that may be uncomfortable for management and other directors without fear that they may be removed from the board. Aperio will oppose proposals to remove a director without cause.

iv.
Management Proposals to classify or stagger the elections for a board of directors. Aperio believes that every director should stand for election annually. Therefore, Aperio will oppose proposals to classify or stagger director elections.

v.
Shareholder Proposals to declassify the elections for a board of directors. Aperio believes that every director should stand for election annually. Therefore, Aperio will support shareholder proposals to declassify director elections.

vi.
Shareholder Proposals to require a majority of directors to be independent. Aperio believes that appropriate oversight by the board requires an independent perspective that will prevent self-dealing by management. Therefore, Aperio will support shareholder proposals to require that a majority of directors be independent.

3.
Default Vote Override. There are times when it may be appropriate to vote differently than default votes outlined in this policy. Aperio may use the following strategies to determine if there are cases suggesting an override of our standing instructions may be appropriate.

a.	Aperio will monitor the media for indications of such controversies.

b.	Aperio has set default votes for proposals on the following topics, but may consider overriding votes on these proposals.

i.	Election of Directors (opposition slate) standing instruction is to Vote Against

ii.	Director Removal without cause standing instruction is to Vote Against

iii.	Approve Merger Agreement standing instruction is to Vote For

iv.	Approve Buyout standing instruction is to Vote For

v.	Approve Spinoff standing instruction is to Vote For

Analytic Investors, LLC

Proxy Voting Policy and Procedure

On October 1, 2016, Wells Capital Management’s (“WellsCap”) acquisition of Analytic Investors, LLC (“Analytic”) was completed. WellsCap exercises oversight and supervises the activities of Analytic and its employees in supporting WellsCap in the management of certain WellsCap client accounts that have selected Analytic investment strategies. The following proxy voting policies will govern this account and be implemented by Analytic with proper oversight and control by WellsCap.

Analytic assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Oversight
Analytic acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. The firm’s Chief Operating Officer and Chief Compliance Officer monitor policies and procedures governing proxy voting. Analytic has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic has contracted with an independent proxy voting service (the “Proxy Service”).

Proxy Voting Service
The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic, advising Analytic of any material conflicts of interest (see below), and providing Analytic with documentation of the voting record. Analytic has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service’s interests. A conflict of interest would generally apply when circumstances where the proxy services internal controls do not provide sufficient separation of duties, including: (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify Analytic. Upon notification of the Proxy Service’s recusal from voting, Analytic’s Chief Compliance Officer or Chief Operating Officer will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic will not override the voting guidelines of the Proxy Service. A record of the voting by Analytic will be retained by the Chief Compliance Officer.

Voting Guidelines

Analytic has reviewed the Proxy Service’s voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached. The firm’s clients may elect to institute client specific voting guidelines. Upon notification of these instructions, Analytic will supply the Proxy Service with the client directed voting guidelines.

Proxy Voting Record

The Chief Compliance Officer will ensure the Proxy Service can provide, on demand, a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number (or similar security identification information), (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic’s Chief Compliance Officer at 1-800-618-1872 or compliance@aninvestor.com. The report will be provided free of charge.

Recordkeeping

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic will maintain the following records for five years in an easily accessible place, the first two years in its office:

•	Analytic’s proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service;
•	Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic);
•	Records of votes cast on behalf of clients;
•	Records of written client requests for voting information;
•	Records of written responses from Analytic to both written and verbal client requests; and
•	Any other documents prepared that were material to Analytic’s decision to vote a proxy or that memorialized the basis for the decision.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust dated November 22, 2011 is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Initial Registration Statement on Form N-1A as filed on December 19, 2011.

(a)(2)	Certificate of Amendment to Certificate of Trust dated February 23, 2015 is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 4 as filed on March 30, 2015.

(a)(3)	Registrant’s Declaration of Trust dated December 2, 2011 is incorporated herein by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 1 as filed on August 3, 2012.

(b)	Registrant’s By-Laws, as amended August 3, 2016, are filed herewith.

(c)	Not applicable.

(d)(1)
Investment Advisory Agreement dated October 29, 2012 between the Registrant and Aspiriant, LLC is incorporated herein by reference to Exhibit (d)(1) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

(d)(2)
Amendment dated December 15, 2014 to the Investment Advisory Agreement between the Registrant and Aspiriant, LLC is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 6 as filed on June 15, 2015.

(d)(3)
Amendment No. 2 dated May 1, 2015 to the Investment Advisory Agreement between the Registrant and Aspiriant, LLC is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 6 as filed on June 15, 2015.

(d)(4)
Amendment No. 3 dated July 23, 2015 to the Investment Advisory Agreement between the Registrant and Aspiriant, LLC is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 11 as filed on November 16, 2015.

(d)(5)
Amendment No. 4 dated October 28, 2015 to the Investment Advisory Agreement between the Registrant and Aspiriant, LLC is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 11 as filed on November 16, 2015.

(d)(6)
Amendment No. 5 dated April 28, 2016 to the Investment Advisory Agreement between the Registrant and Aspiriant, LLC is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 14 as filed on July 1, 2016.

(d)(7)
Amendment No. 6 dated August 5, 2016 to the Investment Advisory Agreement between the Registrant and Aspiriant, LLC is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 16 as filed on May 2, 2017.

(d)(8)
Investment Sub-Advisory Agreement dated November 25, 2014 between Aspiriant, LLC and Aperio Group, LLC, relating to the Aspiriant Risk-Managed Equity Allocation Fund (formerly Aspiriant Risk-Managed Global Equity Fund), is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 6 as filed on June 15, 2015.

(d)(9)
Investment Sub-Advisory Agreement dated June 15, 2015 between Aspiriant, LLC and Nuveen Asset Management, LLC, relating to the Aspiriant Risk-Managed Municipal Bond Fund (formerly Aspiriant Income Opportunities Fund), is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 6 as filed on June 15, 2015.

(d)(10)
Investment Sub-Advisory Agreement dated May 12, 2016 between Aspiriant, LLC and Wells Capital Management, Inc. is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 14 as filed on July 1, 2016.

(d)(11)
Amendment No. 1 dated November 2, 2016 to Investment Sub-Advisory Agreement between Aspiriant, LLC and Wells Capital Management, Inc. is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 16 as filed on May 2, 2017.

(d)(12)
Investment Sub-Advisory Agreement dated February 15, 2017 between Aspiriant, LLC and Acadian Asset Management LLC, relating to the Aspiriant Risk-Managed Equity Allocation Fund, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 16 as filed on May 2, 2017.

(e)(1)
Distribution Agreement dated October 16, 2012 between the Registrant and UMB Distribution Services, LLC is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 2 as filed on June 30, 2014.

(e)(2)
Form of Amended and Restated Schedule A to Distribution Agreement between the Registrant and UMB Distribution Services, LLC is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 8 as filed on June 30, 2015.

(e)(3)
Amended and Restated Schedule A to Distribution Agreement between the Registrant and UMB Distribution Services, LLC is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 11 as filed on November 16, 2015.

(e)(4)	Dealer Assistance Agreement for the Sale of Shares of the Registrant is incorporated herein by reference to Exhibit (e)(2) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

(f)	Not applicable.

(g)(1)
Global Custody Agreement dated September 6, 2012 between the Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

(g)(2)
Amendment dated June 11, 2015 to Global Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 8 as filed on June 30, 2015.

(g)(3)
Form of Amendment to Global Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 11 as filed on November 16, 2015.

(g)(4)	Securities Lending Agreement between the Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Exhibit (g)(4) of Post-Effective Amendment No. 14 as filed on July 1, 2016.

(h)(1)
Administration Agreement dated October 16, 2012 between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 2 as filed on June 30, 2014.

(h)(2)
Form of Amended and Restated Schedule A to Administration Agreement between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 8 as filed on June 30, 2015.

(h)(3)
Amended and Restated Schedule A to Administration Agreement between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 11 as filed on November 16, 2015.

(h)(4)
Amended and Restated Fund Accounting Services Agreement dated June 11, 2015 between the Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 8 as filed on June 30, 2015.

(h)(5)
Form of Amended and Restated Fund Accounting Services Agreement between the Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 11 as filed on November 16, 2015.

(h)(6)
Transfer Agency Agreement dated October 16, 2012 between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 2 as filed on June 30, 2014.

(h)(7)
Form of Amended and Restated Schedule A to Transfer Agency Agreement between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 8 as filed on June 30, 2015.

(h)(8)
Amended and Restated Schedule A to Transfer Agency Agreement between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 11 as filed on November 16, 2015.

(h)(9)
Administrative Services Agreement dated October 29, 2012 between the Registrant and Aspiriant, LLC is incorporated herein by reference to Exhibit (h)(4) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

(h)(10)
Inbound Call Management and Fulfillment Services Agreement dated October 16, 2012 between the Registrant and UMB Distribution Services, LLC is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 2 as filed on June 30, 2014.

(h)(11)
Form of Amended and Restated Schedule A to Inbound Call Management and Fulfillment Services Agreement between the Registrant and UMB Distribution Services, LLC is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 8 as filed on June 30, 2015.

(h)(12)
Amended and Restated Schedule A to Inbound Call Management and Fulfillment Services Agreement between the Registrant and UMB Distribution Services, LLC is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment No. 11 as filed on November 16, 2015.

(h)(13)	Shareholder Services Plan dated October 26, 2012 is incorporated herein by reference to Exhibit (h)(6) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

(h)(14)
Amended Expense Limitation and Reimbursement Agreement dated July 25, 2013 between the Registrant and Aspiriant, LLC is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 6 as filed on June 15, 2015.

(h)(15)
Amended Schedule A to the Amended Expense Limitation and Reimbursement Agreement between the Registrant and Aspiriant, LLC, reflecting the addition of the Aspiriant Risk-Managed Municipal Bond Fund (formerly Aspiriant Income Opportunities Fund), is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment No. 6 as filed on June 15, 2015.

(h)(16)
Advisory Fee Limitation Agreement dated February 1, 2017 between the Registrant and Aspiriant, LLC is incorporated herein by reference to Exhibit (h)(16) of Post-Effective Amendment No. 16 as filed on May 2, 2017.

(i)(1)
Opinion and Consent of Morgan, Lewis & Bockius LLP, relating to the Aspiriant Risk-Managed Equity Allocation Fund (formerly Aspiriant Risk-Managed Global Equity Fund), is incorporated herein by reference to Exhibit (i)(1) of Post-Effective Amendment No. 8 as filed on June 30, 2015.

(i)(2)
Opinion and Consent of Morgan, Lewis & Bockius LLP, relating to the Aspiriant Risk-Managed Municipal Bond Fund (formerly Aspiriant Income Opportunities Fund), is incorporated herein by reference to Exhibit (i)(2) of Post-Effective Amendment No. 6 as filed on June 15, 2015.

(i)(3)
Opinion and Consent of Morgan, Lewis & Bockius LLP, relating to the Aspiriant Defensive Allocation Fund, is incorporated herein by reference to Exhibit (i)(3) of Post-Effective Amendment No. 11 as filed on November 16, 2015.

(j)	Consent of Independent Registered Public Accountant Firm is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Distribution Plan dated October 26, 2012 is incorporated herein by reference to Exhibit (m) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

(n)	Rule 18f-3 Multiple Class Plan dated October 26, 2012, as amended January 16, 2013 and August 3, 2016, is filed herewith.

(o)	Not applicable.

(p)(1)	Code of Ethics of Registrant is incorporated herein by reference to Exhibit (p)(1) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

(p)(2)	Code of Ethics of Aspiriant, LLC is incorporated herein by reference to Exhibit (p)(2) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

(p)(3)	Code of Ethics of Aperio Group, LLC is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 6 as filed on June 15, 2015.

(p)(4)	Code of Ethics of Nuveen Asset Management, LLC is filed herewith.

(p)(5)	Code of Ethics of Wells Capital Management, Inc. is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment No. 14 as filed on July 1, 2016.

(p)(6)	Code of Ethics of Acadian Asset Management LLC is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 16 as filed on May 2, 2017.

(q)	Powers of Attorney for Messrs. Francais, LeRoy, Taylor, and Wagman are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 4 as filed on March 30, 2015.

Item 29.	Persons Controlled by or Under Common Control with the Fund

Not Applicable.

Item 30.	Indemnification

The Registrant is organized as a Delaware statutory trust and is operated pursuant to its Declaration of Trust dated December 2, 2011 that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Declaration of Trust provides that the Registrant’s officers and trustees shall be indemnified by the Registrant against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Registrant or as an officer or trustee of another entity at the request of the entity.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Any other business, profession, vocation or employment of a substantial nature that each adviser and each director, officer or partner of each adviser is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee is as follows:

Aspiriant, LLC
Aspiriant, LLC (the “Adviser”) serves as the investment adviser for each series of the Trust. The principal address of the Adviser is 11100 Santa Monica Boulevard, Suite 600, Los Angeles, California 90025. The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

Name and Position with Adviser	Name of Other Company	Connection with Other Company
Kim, Young S., Principal	Um Ma Son (korean restaurant)	Owner
Primiani, Marc S., General Counsel and Principal	Primiani, Stevens & Cruz, P.C.	Owner
Stevens, Clay R., Principal	Primiani, Stevens & Cruz, P.C.	Owner
Cruz, Kelly M., Principal	Primiani, Stevens & Cruz, P.C.	Owner

Acadian Asset Management LLC
Acadian Asset Management LLC (“Acadian”) serves as investment sub-adviser for the Trust’s Aspiriant Risk-Managed Equity Allocation Fund. The principal address of Acadian is 260 Franklin Street, Boston, MA 02110. Acadian is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

Name and Position with Acadian	Name of Other Company	Connection with Other Company
John Chisholm, Executive Vice President, CIO, Member of Board of Managers	Acadian Asset Management (UK) Ltd.	Affiliated Directorships
	Acadian Asset Management (Australia) Ltd	Affiliated Directorships
Churchill Franklin, CEO, Member of Board of Managers	Acadian Asset Management (Australia) Ltd;	Affiliated Directorships
	Acadian Asset Management (UK) Ltd;	Affiliated Directorships
	Acadian Cayman Limited G.P.	Affiliated Directorships
Ronald Frashure, Chairman of the Board of Managers	Acadian Asset Management (Singapore) Pte Ltd;	Affiliated Directorships
	Acadian Cayman Limited G.P.	Affiliated Directorships
Mark Minichiello, Executive Vice President, COO, Treasurer, Secretary, Member of Board of Managers	Acadian Asset Management (UK) Ltd.	Affiliated Directorships
	Acadian Asset Management (Australia) Ltd.	Affiliated Directorships
	Acadian Asset Management (Singapore) Pte Ltd.	Affiliated Directorships
	Acadian Asset Management (Japan)	Affiliated Directorships

Name and Position with Acadian	Name of Other Company	Connection with Other Company
Ross Dowd, Executive Vice President, Head of Client Service, Member of Board of Managers	Acadian Asset Management (UK) Ltd.	Affiliated Directorships
	Acadian Cayman Limited G.P.	Affiliated Directorships
	Acadian Asset Management (Australia) Ltd.	Affiliated Directorships
	Acadian Asset Management (Singapore) Pte Ltd.	Affiliated Directorships
	Acadian Asset Management (Japan)	Affiliated Directorships
Linda Gibson, Member of Board of Managers	OM Asset Management PLC (a public company traded on the NYSE)	Executive Vice President and Head of Global Distribution, Affiliated Directorships
	OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company)	Director, Executive Vice President and Head of Global Distribution, Affiliated Directorships
	Acadian Asset Management LLC (an investment advisor)	Affiliated Directorships
	Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor)	Affiliated Directorships
	OMAM (HFL) Inc. (f/k/a Old Mutual (HFL) Inc.) (a holding company for Heitman affiliated financial services firms)	Affiliated Directorships
	OMAM International Ltd. (f/k/a Old Mutual Asset Management International, Ltd.) (an investment advisor)	Affiliated Directorships
Christopher Hadley, Member of Board of Managers	OM Asset Management PLC (a public company traded on the NYSE)	Executive Vice President and Chief Talent Officer, Affiliated Directorships
	OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company)	Executive Vice President and Chief Talent Officer, Affiliated Directorships
	Acadian Asset Management LLC (an investment advisor)	Affiliated Directorships

Name and Position with Acadian	Name of Other Company	Connection with Other Company
Aidan Riordan, Member of Board of Managers	OM Asset Management PLC (a public company traded on the NYSE)	Executive Vice President and Head of Affiliate Management
	OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company)	Executive Vice President, Head of Affiliate Management, Affiliated Directorships
	Acadian Asset Management LLC (an investment advisor)	Affiliated Directorships
	Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor)	Affiliated Directorships
	Campbell Global, LLC (an investment advisor)	Affiliated Directorships
	Copper Rock Capital Partners LLC (an investment advisor)	Affiliated Directorships
	OMAM (HFL) Inc. (f/k/a Old Mutual (HFL) Inc.) (a holding company for Heitman affiliated financial services firms)	Affiliated Directorships
	Investment Counselors of Maryland, LLC (an investment advisor)	Affiliated Directorships
	Thompson, Siegel & Walmsley LLC (an investment advisor)	Affiliated Directorships
Stephen Belgrad, Member of Board of Managers	OM Asset Management PLC (a public company traded on the NYSE)	Executive Vice President and Chief Financial Officer
	OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company)	Director, Executive Vice President and Chief Financial Officer, Affiliated Directorships
	Acadian Asset Management LLC (an investment advisor)	Affiliated Directorships
	OMAM International Ltd. (f/k/a Old Mutual Asset Management International, Ltd.) (an investment advisor)	Affiliated Directorships

Aperio Group, LLC
Aperio Group, LLC (“Aperio”) serves as investment sub-adviser for the Trust’s Aspiriant Risk-Managed Equity Allocation Fund. The principal address of Aperio is Three Harbor Drive, Suite 315, Sausalito, CA 94965. Aperio is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. None of the directors, officers or partners of Aperio is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Nuveen Asset Management, LLC
Nuveen Asset Management, LLC (“Nuveen”) serves as investment sub-adviser for the Trust’s Aspiriant Risk-Managed Municipal Bond Fund. The principal address of Nuveen is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

Name and Position with Nuveen	Other Business, Profession, Vocation or Employment During Past Two Years
William T. Huffman, President	None
Charles R. Manzoni, Jr., Chief Operating Officer and General Counsel	Managing Director (since 2011) of Nuveen, LLC
Diane S. Meggs, Managing Director and Chief Compliance Officer	Managing Director and Compliance Manager (since 2011) of Nuveen Fund Advisors, LLC; Chief Compliance Officer (since 2013) of Nuveen Investments Advisers, LLC
Austin P. Wachter, Managing Director, Treasurer and Controller
Managing Director and Controller (since March 2017), formerly, Assistant Controller and Vice President (2016-2017) of Nuveen Fund Advisors, LLC; Managing Director (since 2017) of Nuveen Securities, LLC; Managing Director, Controller and Treasurer (since April 2017) of Nuveen Investments, Inc.; Controller (since 2014) of Nuveen, LLC; Controller (since 2016), formerly, Vice President and Funds Treasurer (2014-2016) of Teachers Advisors, LLC; Vice President (since 2016) of TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President and Funds Treasurer, TGAM Controller (since 2016), formerly, Senior Director and Funds Treasurer (2014-2016) of Teachers Insurance and Annuity Association of America.

Wells Capital Management, Inc.
Wells Capital Management, Inc. (“WellsCap”), through its wholly-owned subsidiary Analytic Investors, LLC (“Analytic”), serves as investment sub-adviser for the Trust’s Aspiriant Risk-Managed Equity Allocation Fund and Aspiriant Risk-Managed Municipal Bond Fund. The principal address of WellsCap is 525 Market Street, 10th Floor, San Francisco, CA 94105. WellsCap is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

Name and Position with Adviser	Name of Other Company	Connection with Other Company
Michael Brogan Managing Director (Analytic)	Analytic Investors US Equity Market Neutral Offshore Fund, Ltd.	Director
	Analytic Global Long Short Fund, Ltd.	Director

Item 32.	Principal Underwriters

(a) In addition to the Registrant, UMB Distribution Services, LLC (the “Distributor”), serves as the principal underwriter for the following other investment companies:

FPA Funds, Trust
FPA Capital Fund, Inc.
FPA New Income Fund, Inc.
FPA Paramount Fund, Inc.
FPA U.S. Value Fund, Inc.
Green Century Funds

The Marsico Investment Fund
Scout Funds
Vericimetry Funds
Wildermuth Endowment Strategy Fund

(b) No officer of the Distributor holds a position with the Registrant.

Item 33.	Location of Accounts and Records:

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:

(a)	Registrant:
c/o Aspiriant, LLC
11100 Santa Monica Boulevard
Suite 600
Los Angeles, CA 90025

(b)	Adviser:
Aspiriant, LLC
11100 Santa Monica Boulevard
Suite 600
Los Angeles, CA 90025

(c)	Sub-Advisers:
Acadian Asset Management LLC (for Aspiriant Risk-Managed Equity Allocation Fund only)
260 Franklin Street
Boston, MA 02110

Aperio Group, LLC (for Aspiriant Risk-Managed Equity Allocation Fund only)
Three Harbor Drive
Suite 315
Sausalito, California 94965

Nuveen Asset Management, LLC (for Aspiriant Risk-Managed Municipal Bond Fund only)
333 West Wacker Drive
 Chicago, IL 60606

Wells Capital Management, Inc. (for Aspiriant Risk-Managed Equity Allocation Fund and Aspiriant Risk-Managed Municipal Bond Fund)
525 Market Street, 10th Floor
San Francisco, CA 94105

(d)	Principal Underwriter:
UMB Distribution Services, LLC
235 W Galena Street
Milwaukee, WI 53212

(e)	Custodian:
JP Morgan Chase Bank, N.A.
Seaport Center
70 Fargo Street
Boston, MA 02210-1950

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, State of California on this 30th day of June 2017.

Aspiriant Trust

/s/ Robert J. Francais
Robert J. Francais
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Robert J. Francais	President	June 30, 2017
Robert J. Francais

/s/ Douglas S. Hendrickson	Treasurer	June 30, 2017
Douglas S. Hendrickson

Michael D. LeRoy*	Trustee	June 30, 2017
Michael D. LeRoy

Robert D. Taylor*	Trustee	June 30, 2017
Robert D. Taylor

Robert Wagman*	Trustee	June 30, 2017
Robert Wagman

*	/s/ Robert J. Francais
Robert J. Francais
Attorney-in-fact pursuant to power of attorney

Exhibit Index

Exhibit Number	Exhibit Name
(b)	By-Laws
(j)	Consent of Independent Registered Public Accounting Firm
(n)	Rule 18f-3 Multiple Class Plan
(p)(4)	Code of Ethics of Nuveen Asset Management, LLC